                                                                  Exhibit 10.81



                                                   |
                                                   |
AFTER RECORDING RETURN TO:                         |
Andrew M. Pearlstein, Esq.                         |
Seyfarth Shaw                                      |
World Trade Center                                 |
Two Seaport Lane                                   |
Boston, MA  02210                                  |
                                                   |
-------------------------------------------------------------------------------
                                             Space above reserved for recorder
Loan No. 20028003004
Property Name:  Sunrise Ridge Apartments


                 MULTIFAMILY DEED OF TRUST, SECURITY AGREEMENT,
                     ASSIGNMENT OF RENTS AND FIXTURE FILING


                                      from


           Sunrise Ridge, L.L.C., a Delaware limited liability company to


                     First American Title Insurance Company

                                 for the benefit

                                       of


                      Merrill Lynch Mortgage Lending, Inc.



                          Dated as of February 27, 2003


AZ Multi-Family Deed of Trust

                                TABLE OF CONTENTS
                                -----------------


                                                                                                               Page
                                                                                                               ----

TABLE OF CONTENTS................................................................................................ i


DEFINITIONS......................................................................................................iv


ARTICLE I. REPRESENTATIONS, WARRANTIES............................................................................3
         Section 1.1  Representations, Warranties and Covenants of Borrower.......................................3
         Section 1.2  Certain Covenants...........................................................................7
         Section 1.3  Further Acts, etc...........................................................................7
         Section 1.4  Recording of Mortgage, etc..................................................................8
         Section 1.5  Changes in Taxation Laws....................................................................8
         Section 1.6  Indemnification.............................................................................8
         Section 1.7  Cost of Defending and Upholding the Mortgage Lien...........................................9


ARTICLE II. INSURANCE.............................................................................................9
         Section 2.1  Insurance Coverage..........................................................................9
         Section 2.2  Policy Terms...............................................................................11
         Section 2.3  Assignment of Proceeds.....................................................................12
         Section 2.4  Comply with Insurance Requirements.........................................................13


ARTICLE III. CASUALTY AND CONDEMNATION...........................................................................13
         Section 3.1  Casualty and Condemnation..................................................................13
         Section 3.2  Condemnation...............................................................................14
         Section 3.3  Casualty and Restoration...................................................................14
         Section 3.4  Disbursement of Net Proceeds...............................................................15
         Section 3.5  Builders' Risk.............................................................................16
         Section 3.6  Application of Net Proceeds................................................................17


ARTICLE IV. TAXES; RESERVES......................................................................................17
         Section 4.1  Payment of Taxes...........................................................................17
         Section 4.2  Right to Contest...........................................................................17
         Section 4.3  Reserve Account............................................................................18


ARTICLE V. MANAGEMENT............................................................................................19
         Section 5.1  Management.................................................................................19


ARTICLE VI. LEASES AND RENTS.....................................................................................20
         Section 6.1  Assignment.................................................................................20
         Section 6.2  Lease Forms, Renewals, etc.................................................................21



                                      (i)


                                                                                                               Page
                                                                                                               ----

ARTICLE VII. MAINTENANCE AND REPAIR..............................................................................22
         Section 7.1  Maintenance and Repair of the Property; Alterations; Replacement of Equipment..............22


ARTICLE VIII. TRANSFER OR ENCUMBRANCE OF THE PROPERTY............................................................23
         Section 8.1  No Transfer/Encumbrance....................................................................23
         Section 8.2  Permitted Transfers........................................................................24
         Section 8.3  Conditions to Consent......................................................................24


ARTICLE IX. BOOKS AND RECORDS; REPORTING REQUIREMENTS............................................................24
         Section 9.1  Estoppel Certificates......................................................................24
         Section 9.2  Financial Statements and Books and Records.................................................25


ARTICLE X. SECURITY AGREEMENT; FIXTURE FILING....................................................................26
         Section 10.1  Security Agreement; Fixture Filing........................................................26


ARTICLE XI. DEFAULTS.............................................................................................26
         Section 11.1  Events of Default.........................................................................26
         Section 11.2  Remedies..................................................................................28
         Section 11.3  Interest After Default....................................................................32
         Section 11.4  Borrower's Actions After Default..........................................................33
         Section 11.5  Control by Lender After Default...........................................................33
         Section 11.6  Right to Cure Defaults....................................................................33
         Section 11.7  Recovery of Sums Required to Be Paid......................................................33
         Section 11.8  Marshaling and Other Matters..............................................................33
         Section 11.9  No Impairment; No Releases................................................................34


ARTICLE XII. NEGATIVE COVENANTS REGARDING........................................................................34
         Section 12.1  Negative Covenants Regarding Indebtedness and Changes in Borrower.........................34


ARTICLE XIII. ENVIRONMENTAL COMPLIANCE...........................................................................35
         Section 13.1  Indemnity.................................................................................35
         Section 13.2  Representations Regarding Hazardous Materials.............................................36
         Section 13.3  Covenants, Representations and Warranties.................................................37
         Section 13.4  Indemnification Procedures................................................................39
         Section 13.5  General Provisions........................................................................40


ARTICLE  XIV. MISCELLANEOUS......................................................................................41
         Section 14.1  Right of Entry............................................................................41
         Section 14.2  No Merger.................................................................................41
         Section 14.3  Tax Reduction Proceedings.................................................................41
         Section 14.4  Attorney-in Fact..........................................................................41
         Section 14.5  Substitution or Resignation of Trustee....................................................41
         Section 14.6  Conveyance by Trustee/Defeasance..........................................................42


                                      (ii)


                                                                                                               Page
                                                                                                               ----

ARTICLE  XV. RULES OF CONSTRUCTION...............................................................................42
         Section 15.1  Rules of Construction.....................................................................42


ARTICLE  XVI. STATE SPECIFIC PROVISIONS..........................................................................48
         Section 16.1  Inconsistencies...........................................................................48


Exhibit A Legal Description






                                     (iii)

                                   DEFINITIONS

         For all purposes of this Deed of Trust, the following capitalized terms shall have the meaning set forth below or in the provision referenced below:

         "Affiliate" shall mean, with respect to any party, (i) each Person that controls, is controlled by or is under common control with such party, (ii) each Person that, directly or indirectly, owns or controls, whether beneficially or as a trustee, guardian or other fiduciary, any of the stock of such party, and
(iii) each of such party's officers, directors, members, joint venturers and partners. For the purpose of this definition, "control" of a Person shall mean the possession, directly or indirectly, of the power to direct or cause the direction of its management or policies, whether through the ownership of voting securities, by contract or otherwise.

         "Appraisal" shall mean an appraisal of the Property, reasonably satisfactory to Lender in form and content, performed by an Appraiser.

         "Appraiser" shall mean a licensed real estate appraiser who is a member of the American Institute of Real Estate Appraisers, having sufficient expertise and experience to perform an Appraisal, and otherwise reasonably satisfactory to Lender.

         "Architect" shall mean a reputable architect, engineer licensed in the State, or general contractor selected by Borrower and reasonably satisfactory to Lender.

         "Assignment" shall mean the Assignment of Leases and Rents of even date herewith from Borrower to Lender pertaining to the Property, as the same may be amended, supplemented or modified from time to time.

         "Borrower" shall have the meaning set forth in the first paragraph on page 1 hereof.

         "Business Day" shall mean a weekday, Monday through Friday, except a legal holiday or a day on which banking institutions in New York, New York are authorized by law to be closed.

         "CERCLA" shall mean the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (42 U.S.C. ss. 9601 et seq.), as amended or supplemented from time to time.

         "Collateral" shall mean all of the Property which is governed by the UCC.

         "Contracts" shall have the meaning set forth in the NINTH granting clause hereof.

         "Costs" shall mean, collectively, all liens, damages, losses, fines, liabilities, obligations, settlements, penalties, assessments, citations, directives, claims, litigations, demands, response costs (including, without limitation, investigation, removal, remediation, mitigation, containment, post-closure and monitoring costs), defenses, judgments, suits, proceedings, costs, laboratory fees, disbursements and expenses of any kind or nature whatsoever (including, without limitation, reasonable attorneys', consultants' and experts' fees and disbursements). "Costs" shall also include any future reduction in sales price of, or unmarketability and consequent inability of Lender or Trustee to sell the Property pursuant to the power of sale provided herein, and the lost opportunity costs resulting from the inability of Lender or Trustee to sell or dispose of its interest in the Property, all as a consequence of any event described in Section 13.1.


                                      (iv)

         "Debt" shall have the meaning set forth in the recitals on page 1 hereof.

         "Deed of Trust" shall have the meaning set forth in the first paragraph on page 1 hereof.

         "Default Rate" shall have the meaning set forth in the Note.

         "Environmental Report" shall mean any environmental audit, testing or study of the Property, and of the operation of Borrower delivered by Borrower to Lender.

         "Environmental Laws" shall mean, collectively, any present or future federal, state or local law, statute, rule, regulation, common law duty or ordinance, and any judicial or administrative order, judgment, permit or authorization issued pursuant thereto, pertaining to the environment, natural resources, pollution, health, safety or clean-up, including, without limitation, each of the laws, statutes and ordinances identified in the definition of Hazardous Materials hereinafter set forth, as enacted as of the date hereof and as hereafter amended or supplemented, and all regulations promulgated pursuant thereto.

         "Equipment" shall have the meaning set forth in the FOURTH granting clause hereof.

         "Event of Default" shall have the meaning set forth in Section 11.1 hereof.

         "Governmental Authority" shall mean any federal, state, regional, local or other government or political subdivision or agency thereof and any body or authority exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

         "Hazardous Materials" shall mean and include (i) those elements, wastes, materials, substances or compounds identified or regulated as hazardous or toxic pursuant to the CERCLA, the Resource Conservation and Recovery Act of 1976 (42 U.S.C. ss. 6901 et seq.), the Federal Water Pollution Control Act (33 U.S.C. ss. 1251 et seq.), the Hazardous Materials Transportation Act (49 U.S.C. ss. 5101 et seq.), the Clean Air Act (42 U.S.C. ss. 7401 et seq.), the Federal Insecticide, Fungicide and Rodenticide Act (7 U.S.C. ss. 136 et seq.), the Emergency Planning and Community Right-to-Know Act (42 U.S.C. ss. 11001 et seq.), the Occupational Safety and Health Act (29 U.S.C. ss. 651 et seq.), the Residential Lead-Based Paint Hazard Reduction Act (42 U.S.C. ss. 4851 et seq.), any analogous state or local laws, any amendments thereto, and the regulations promulgated pursuant to said laws, all as amended from time to time, relating to or affecting the Property, (ii) any hazardous, toxic or harmful substances, wastes, materials, pollutants or contaminants (including, without limitation, asbestos, polychlorinated biphenyls, petroleum or petroleum by-products or wastes, flammable explosives, radioactive materials, infectious substances, materials containing lead-based paint or raw materials which include hazardous constituents) or any other substances or materials which are identified by or regulated by Environmental Laws, on, in, under or affecting all or any portion of the Property or any surrounding areas, and (iii) any substances now or hereafter defined as or included in the definitions of "hazardous substances", "hazardous wastes", "hazardous materials", "pollutants", "contaminants" or "toxic substances" under any applicable Legal Requirements.

                                      (v)

         "Improvements" shall have the meaning set forth in the SECOND granting clause hereof.

         "Insurance Requirements" shall mean all terms of any insurance policy required by this Deed of Trust, all requirements of the issuer of any such policy, and all regulations and then current standards applicable to or affecting the Property or any use or condition thereof, which may, at any time, be recommended by the Board of Fire Underwriters, if any, having jurisdiction over the Property, or such other authority exercising similar functions.

         "Leases" shall have the meaning set forth in the FIFTH granting clause hereof.

         "Legal Requirements" shall mean all federal, state, county, municipal and other governmental statutes, laws, rules, orders, regulations, ordinances, judgments, decrees and injunctions (including, without limitation any of the foregoing relating to Hazardous Materials) affecting either the Property or the ownership, occupancy, construction, use, alteration or operation thereof, whether now or hereafter enacted and in force, including, without limitation,
(i) any which may require repairs, modifications or alterations in or to the Property, (ii) any which may in any way limit the use and enjoyment thereof, and all permits, licenses and authorizations and regulations relating thereto, (iii) all covenants, agreements, restrictions and encumbrances contained in any instruments, either of record or known to Borrower, any time in force affecting or relating to the Property, or (iv) any which may pertain to requirements for equal opportunity, anti-discrimination, fair housing, disability accommodation, safety, environmental protection, zoning or land use.

         "Lender" shall have the meaning set forth in the first paragraph on page 1 hereof.

         "Licenses" shall have the meaning set forth in the EIGHTH granting clause hereof.

         "Lien" shall mean, with respect to any property or asset, any mortgage or deed of trust, pledge, hypothecation, assignment, deposit arrangement, security interest, lien, charge, easement (other than any easement not materially impairing usefulness or marketability), encumbrance, preference, right of reverter, option to purchase, reversionary interest, priority or other security agreement or preferential arrangement of any kind or nature whatsoever on or with respect to such property or asset (including, without limitation, any conditional sale or other title retention agreement having substantially the same economic affect as any of the foregoing).

         "Loan" shall have the meaning set forth in the recitals on page 1 hereof.

         "Loan Documents" shall mean, collectively, all documents, instruments, certifications and agreements now or hereafter given in connection with, evidencing, securing or relating to the Loan or the indebtedness evidenced by the Note, including, without limitation, all indemnities, guaranties, the Note, this Deed of Trust, related UCC financing statements, the Assignment and the Reserve Agreement.

                                      (vi)

         "Maturity Date" shall have the meaning set forth in the Note.

         "Net Proceeds" shall mean, in connection with any casualty, the insurance proceeds actually received by Lender and in connection with any Taking, any condemnation awards, proceeds or other payments, in either case, including any interest accrued or which accrues thereon and less any adjusters' fees and expenses and all costs and expenses, including, without limitation, all reasonable architects', attorneys', engineers' and other consultants' and professionals' fees and disbursements incurred by Lender in connection with the casualty or Taking in question.

         "Note" shall have the meaning set forth in the recitals on page 1 hereof.

         "Officer's Certificate" shall mean a certificate of Borrower signed by the President, any Vice President, the Treasurer or any other officer authorized so to sign by the board of directors or by-laws of Borrower, and delivered to Lender or, if Borrower is a partnership with one or more corporate general partners, a certificate so executed by such general partner(s) and/or any other partners having the power and authority to sign on behalf of Borrower or, if Borrower is a limited liability company with one or more corporate members or managers, a certificate so executed by such member(s), manager(s) and/or any other members having the power and authority to sign on behalf of Borrower.

         "Other Charges" shall have the meaning set forth in Section 4.1 hereof.

         "Payment Date" shall have the meaning set forth in the Note.

         "Permitted Encumbrances" shall have the meaning set forth in Section 1.1(d) hereof.

         "Person" shall mean any individual, corporation, partnership, joint venture, estate, trust, limited liability company, unincorporated association, any federal, state, county or municipal government or any bureau, department or agency thereof and any fiduciary acting in such capacity on behalf of any of the foregoing, and any of the heirs, executors, legal representatives, successors and assigns of any of the foregoing, as applicable.

         "Premises" shall have the meaning set forth in the FIRST granting clause hereof.

         "Prepayment Charge" shall have the meaning set forth in the Note.

         "Property" shall have the meaning set forth in the recitals on page 1 hereof.

         "Rating Agencies" shall mean Standard & Poor's Ratings Group, Moody's Investors Service, Inc., Fitch, Inc. or any successors thereto.

         "Rents" shall have the meaning set forth in the FIFTH granting clause hereof.


                                     (vii)

         "Reserve Account" shall have the meaning set forth in Section 4.3 hereof.

         "Reserve Agreement" shall mean that agreement dated the date hereof, made by Borrower in favor of Lender, in connection with additional Reserves, if any, required by Lender, other than for Taxes and insurance premiums expressly provided for in Article IV hereof.

         "Reserves" shall have the meaning set forth in Section 4.3 hereof.

         "Restoration Work" shall have the meaning set forth in Section 3.3 hereof.

         "Retention Amount" shall have the meaning set forth in Section 3.4(e) hereof.

         "Special-Purpose Entity" shall mean an entity which owns no interest or property other than the Property or interests in Borrower and otherwise is required to comply with the Special Purpose Entity Provisions.

         "Special-Purpose Entity Provisions" shall mean the provisions required by Lender to be included in an entity's organizational documents for such entity to satisfy Lender's bankruptcy-remote requirements. Such provisions deal with certain prohibited activities of the entity, subordination of certain indemnification obligations, separateness covenants and, if applicable, anti-dissolution, voting and independent director requirements.

         "State" shall mean the state or commonwealth in which the Premises is located.

         "Taking" shall mean a taking or voluntary conveyance during the term hereof of any of the Property, or any interest therein or right accruing thereto or the use thereof or relocation of any roadway providing access thereto, including, without limitation, any change of grade of any street, road, avenue or the widening of streets, roads or avenues adjoining or abutting the Premises, or any other injury to, or decrease in value of the Property, as the result of, or in settlement of any condemnation or other eminent domain proceeding affecting the Property whether or not the same shall have actually been commenced.

         "Taxes" shall have the meaning set forth in Section 4.1 hereof.

         "Transfer" shall mean any direct or indirect sale, conveyance, mortgaging, grant, bargain, alienation, encumbrance, pledge, assignment or other transfer of the Property or any part thereof, or interest therein, or agreement to do any of the foregoing, whether voluntary or involuntary, including, without limitation, all of the items enumerated in Section 8.1 hereof.

         "Trustee" shall mean the Person identified as such in this Deed of Trust and its successors and assigns.

         "UCC" shall mean the Uniform Commercial Code as in effect in the State.


                                     (viii)

         THIS MULTIFAMILY DEED OF TRUST, SECURITY AGREEMENT, ASSIGNMENT OF RENTS AND FIXTURE FILING (as the same may be supplemented, amended, modified or extended from time to time, "Deed of Trust") is made as of February 27, 2003, by Sunrise Ridge, L.L.C., a Delaware limited liability company having an address of 921 Bergen Avenue, Jersey City, New Jersey, 07306 ("Borrower"), to First American Title Insurance Company, a Arizona corporation, having an address at 4801 East Washington, #130, Phoenix, AZ 85034 ("Trustee"), for the benefit of Merrill Lynch Mortgage Lending, Inc., a Delaware corporation, having an address at 4 World Financial Center, 250 Vesey Street, New York, NY, 10080 ("Lender").

                              W I T N E S S E T H:
                               - - - - - - - - - -

         WHEREAS, Borrower has requested that Lender make a loan to Borrower in the aggregate principal sum of TEN MILLION SEVEN HUNDRED THOUSAND DOLLARS ($10,700,000) ("Loan") to be used for the purposes set forth herein; and

         WHEREAS, Lender has agreed to make the Loan to Borrower upon, and subject to, the terms and conditions set forth herein and in the other Loan Documents;

         NOW THEREFORE, in consideration of Lender making the Loan, and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, and TO SECURE (i) the payment of all principal, interest and other sums due under that certain promissory note dated the date hereof, made by Borrower in favor of Lender in the original principal amount of TEN MILLION SEVEN HUNDRED THOUSAND DOLLARS ($10,700,000) Dollars ("Note"); and (ii) the payment and performance of all other covenants, obligations, liabilities or sums due or to become due under this Deed of Trust, the Note or any other Loan Document, including, without limitation, interest on said obligations, liabilities or sums now due or to become due under this Deed of Trust, the Note or any other Loan Document; and (iii) any further or subsequent advances made by Lender or Trustee pursuant to this Deed of Trust, the Note or any other Loan Document to protect or preserve the Property or the lien or security created hereby, including all advances and costs incurred by Lender or Trustee to perform any obligation of Borrower under the Loan Documents and (iv) all costs of collection in connection with this Deed of Trust and the other Loan Documents (items (i) through (iv), collectively, "Debt"), Borrower does hereby irrevocably grant, bargain, sell, alien, demise, convey, assign, transfer, mortgage, grant a security interest in, hypothecate, pledge, set over unto Lender and Trustee forever (to the extent legally permitted), with power of sale, all right, title and interest of Borrower in, to and under all of the following property, rights, interests and estates, whether now owned or hereafter acquired (collectively, and any part or portion thereof, "Property"):

         FIRST, all plots, pieces or parcels of real property described in Exhibit A hereto ("Premises");

         SECOND, all buildings, structures and improvements of every kind or nature now or hereafter located on the Premises (collectively, "Improvements");

         THIRD, all easements, rights-of-way, strips and gores of land, streets, ways, alleys, passages, sewer rights, water, wells, water courses, water rights, ditches, reservoirs, air rights and development rights, lateral supports, foundations and drainage, and all estates, rights, interests, reversions, remainders, tenements, hereditaments and appurtenances of any nature whatsoever located on, under, above or pertaining to the Premises and Improvements;

         FOURTH, all machinery, equipment, fittings, furniture, furnishings, fixtures (including, but not limited to, all heating, air conditioning, ventilating, waste disposal, sprinkler and fire and theft protection equipment, plumbing, lighting, communications and elevator fixtures), building equipment, materials and supplies, and all warranties and guaranties relating thereto, and all other property of every kind and nature whatsoever, now or hereafter located upon, in or used in connection with the Premises or the Improvements or appurtenant thereto (collectively, "Equipment");

         FIFTH, subject to the rights of Lender under Article VI hereof, all leases, tenancies, licenses, subleases, assignments and other agreements affecting the use, enjoyment or occupancy of all or any portion of the Premises or the Improvements now existing or hereafter entered into, and all amendments, renewals and extensions thereto (collectively, "Leases"), together with all income, rents, issues, profits, revenues and royalties therefrom (collectively, "Rents"), and all security deposits, guarantees or other security held by Borrower in connection therewith, and all other credits, rights, options, claims and causes of action of Borrower in connection with any of the foregoing;

         SIXTH, all proceeds, awards and payments, including interest thereon, which may hereafter be made with respect to all or any portion of the Property in connection with any Taking, and all proceeds of, and any unearned premiums under, any insurance policies covering all or any portion of the Property, and all refunds or rebates of Taxes, impositions and Other Charges or in connection with other Property, and any interest thereon;

         SEVENTH, all accounts, funds, deposits and reserves, including without limitation, those Reserves referred to in or governed by Article IV hereof and any Reserves covered by the Reserve Agreement, and all accounts receivable, contract rights, rights, claims, actions, general intangibles, trademarks, trade names, franchises, service marks, building names and logos;

         EIGHTH, all licenses, permits, building permits, certificates, certificates of occupancy, consents, authorizations, approvals, variances and land use entitlements for the construction, use, occupancy and operation of the Improvements and the Premises (collectively, "Licenses");

         NINTH, all contracts, documents, agreements and arrangements to which Borrower is a party or bound or which relate to the use, operation, ownership or enjoyment of the Property, including without limitation all service contracts, management agreements, zoning agreements, development agreements, utility agreements, parking arrangements, operating contracts, supply and maintenance contracts, equipment or other personal property leases, and all amendments thereto; and all income, revenue, rights of reimbursement and benefits therefrom, and all deposits, security, credits and advance payments in connection with any of the foregoing; and all books and records relating to the Property (collectively, "Contracts");

         TENTH, all claims with respect to the Property, including without limitation, for loss or damage arising from any defect in or with respect to the design or construction of the Improvements or the Equipment; and the right to appear in and defend any action or proceeding, in the name and on behalf of Borrower, brought with respect to any of the Property; and the right to commence any action or proceeding to protect the interest of Lender in such Property;

         ELEVENTH, all drawings, designs, architectural renderings, models, surveys, reports, studies, tests, plans and specifications for the design, development, construction, repair, improvement, ownership or operation of the Property;

         TWELFTH, all oil, gas, minerals, timber and crops in, on, under or pertaining to the Premises and all royalties, revenues, leasehold and other rights and interests of Borrower pertaining thereto, including, without limitation, any surface or subsurface entry rights to the Premises or any other property;

         THIRTEENTH, all renewals, substitutions, improvements, accessions, attachments, additions, replacements and all proceeds to or of each of the foregoing, and all conversions of the security constituted thereby so that, immediately upon such acquisition, construction, assemblage, placement or conversion, as the case may be, and in each such case, the foregoing shall be deemed a part of the Property and shall automatically become subject to the lien of this Deed of Trust as fully and completely and with the same priority and effect as though now owned by Borrower and specifically described herein, without any further mortgage or assignment or conveyance by Borrower;

         AND, Borrower covenants with and represents and warrants to Lender and Trustee as follows:


                     ARTICLE I. REPRESENTATIONS, WARRANTIES
                            AND COVENANTS OF BORROWER

         Section 1.1 Representations, Warranties and Covenants of Borrower. Borrower represents and warrants to, and covenants with Lender and Trustee as follows:

         (a) Payment of Debt. Borrower shall pay the Debt at the time and in the manner provided in the Note and the other Loan Documents and shall perform all of its obligations in accordance with the provisions set forth herein and in the other Loan Documents.

         (b) Authorization. Borrower has duly authorized the execution, delivery and performance of the Loan Documents to which it is a party, and has taken all requisite action and obtained all required approvals and consents for the Loan Documents to be binding upon and enforceable against Borrower. Borrower warrants that the execution, delivery and performance of such Loan Documents will not (i) violate any provision of any organizational document of Borrower or any instrument, contract, covenant, mortgage, indenture or other agreement to which Borrower is a party or bound and (ii) to its knowledge, violate or contravene any law, judgment, order, rule or regulation applicable to Borrower.

         (c) Enforceability. The Note, this Deed of Trust and the other Loan Documents are (i) legal, valid and binding obligations of Borrower, enforceable against Borrower in accordance with their respective terms and (ii) not subject to any right of rescission, set-off, counterclaim or defense, and no claim of any such right has been asserted with respect thereto.

         (d) Title. Borrower has good, marketable and insurable fee simple title to the Premises and Improvements, free and clear of all liens, claims, encumbrances and charges whatsoever except for those expressly set forth as exceptions to title or subordinate matters in the title insurance policy insuring the lien of this Deed of Trust which Lender has agreed to accept ("Permitted Encumbrances"). Borrower has the right, power and authority to mortgage and convey its interest in the Property as contemplated herein. Borrower shall forever warrant and defend such title, and the validity and priority of the lien of this Deed of Trust, to Lender, from and against the claims of all Persons. The foregoing warranty of title shall survive the foreclosure of this Deed of Trust or any deed given in lieu thereof.

         (e) Use of the Property. Borrower shall cause the Property to be used for its current use in compliance with all Licenses and Legal Requirements. Borrower shall not allow any change in the manner of use of the Property to occur. Borrower shall not permit the Property to be used by the public or any Person not a tenant under a Lease in such manner as might impair Borrower's title to the Property or give rise to a claim of adverse usage or possession or of implied dedication. Borrower shall not file or subject the Premises or Improvements to any subdivision, declaration of condominium, cooperative or other multiple ownership regime.

         (f) Legal Requirements. Borrower is in compliance in all material respects with all Legal Requirements. There is no evidence of any illegal activities at the Property. Borrower shall comply with all present and future Legal Requirements in all material respects.

         (g) Licenses. Borrower possesses all Licenses, franchises, patents, copyrights, trademarks and trade names necessary (i) for the use, occupancy, maintenance and operation of the Property and (ii) to conduct its business substantially as now conducted. All such items are currently in full force and effect, and Borrower shall do all things necessary to comply with and keep such items in full force and effect.

         (h) Leases and Contracts. Borrower has delivered to Lender true, correct and complete copies of all Contracts and Leases, and as of the date of this Deed of Trust, is in compliance with all of the material terms thereof. Borrower is not a party to any Contract or Lease or subject to any restriction which may have a material adverse effect on Borrower or the Property. To the best knowledge of Borrower, after due inquiry and investigation, no default exists, or with notice or the passage of time or both would exist, by any party under any Contract or Lease, which would, in the aggregate, have a material adverse effect on Borrower or the Property. Borrower shall comply in a timely fashion with all of its material covenants and obligations and satisfaction of all conditions under all Leases and Contracts to which it is a party or bound.

         (i) No Bankruptcy Filing. Any borrowings made by Borrower under the Loan do not and will not render Borrower insolvent. No bankruptcy, reorganization or insolvency proceedings are pending against Borrower or, if Borrower is a partnership or limited liability company, against any general partner or member of Borrower, or against any guarantor or indemnitor of any obligations under the Loan. Borrower is not contemplating either filing a petition under any state or federal bankruptcy or insolvency laws or liquidating a major portion of its assets. Borrower has no knowledge of any party contemplating the filing of any such petition against it or against any general partner or member, if applicable, or any guarantor or indemnitor.

         (j) Disclosure. No statement of fact made by or on behalf of Borrower to Lender or Trustee in connection with the Loan or in any certificate, rent roll, document, affidavit, data, financial or operating statement or schedule furnished to Lender or Trustee in connection with the Loan, (i) contains any untrue statement of a material fact or (ii) omits to state any material fact necessary to make statements contained therein or herein true or not misleading as of the date given, and there has been no material adverse change in the information set forth therein. There is no fact presently known to Borrower which has not been disclosed to Lender which has or could have a material adverse effect on either Borrower or the Property. For purposes of this Section 1.1(j), "known to Borrower" shall mean (x) known to any of Borrower's managing member's officers, directors or employees with supervisory responsibilities and
(y) if the property manager at the Premises is an Affiliate of Borrower, known to any of such property manager's officers, directors or employees with supervisory responsibilities.

         (k) Financial Information. All financial data that has been delivered by or on behalf of Borrower to Lender or Trustee (i) is true, correct and complete in all material respects, (ii) accurately represents the financial condition of the Person covered thereby as of the date stated therein, and (iii) has been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods covered. As of the date of this Deed of Trust, neither Borrower nor, if Borrower is a partnership or limited liability company, any general partner or member of Borrower, has any material contingent liability, liability for taxes or other unusual or forward commitment not reflected in the financial statements delivered to Lender. Since the date of the last financial statements delivered by Borrower to Lender, there has been no material adverse change in the financial condition of the Property, Borrower nor, if Borrower is a partnership or limited liability company, any general partner or member of Borrower.

         (l) No Advance Payments. Borrower has not received any rent, payment, deposit or other amount of any nature for any existing or prospective occupant or tenant at the Premises more than one (1) month in advance of its due date.

         (m) Other Security Interests. There are no security agreements or financing statements affecting the Property other than (i) as approved in writing by Lender prior to the date hereof and (ii) those created in favor of Lender.

         (n) Federal Reserve Regulations. No part of the proceeds of the Loan will be used for the purpose of purchasing or acquiring any "margin stock" within the meaning of Regulations G, T, U or X of the Board of Governors of the Federal Reserve System or for any other purpose which would be inconsistent with such Regulations G, T, U or X or any other Regulations of such Board of Governors, or for any purposes prohibited by Legal Requirements or by the terms and conditions of the Loan Documents.

         (o) Utilities. The Property has all necessary and sufficient utility services for the full use, occupancy, disposition and enjoyment of the Property, including water, storm sewer, sanitary sewer, electric, gas, telephone and cable facilities, located in the public rights-of-way or within perpetual easements acceptable to Lender.

         (p) Public Access. The Property has adequate access to completed, dedicated all-weather streets, roads, highways, driveways, curb cuts and bridges necessary for the full utilization of the Property for its current purpose, without further condition or cost to Borrower.

         (q) Separate Lots. The Premises is made up of one or more parcels, each of which constitutes a separate tax lot and none of which constitutes a portion of any other tax lot. Borrower shall not consent to or initiate the joint assessment of the Premises and the Improvements (i) with any other real property constituting a separate tax lot or (ii) with any of the Property which may be deemed to constitute personal property.

         (r) Litigation. To the best knowledge of Borrower, after due inquiry and investigation, there is no judicial or administrative action, suit or proceeding pending or threatened against or affecting Borrower, or, if Borrower is a partnership or limited liability company, against any general partner or member of Borrower, or against the Property which, if adversely determined, would have a material adverse effect on either the Property or the ability of Borrower to perform its covenants and obligations under the Loan Documents.

         (s) Casualty Damage. As of the date of this Deed of Trust, the Property is free from unrepaired damage caused by fire, flood or other casualty.

         (t) Taking. As of the date of this Deed of Trust, no proceeding for a Taking has been commenced or, to the best of Borrower's knowledge, threatened or contemplated.

         (u) No Delinquent Taxes. The Property and Borrower are free from delinquent Taxes and Other Charges.

         (v) Tax Filings. Borrower and, if Borrower is a partnership or limited liability company, each of the general partners or members of Borrower, have filed all federal, state and local tax returns required to be filed and have paid or made adequate provision for the payment of all federal, state and local taxes, charges and assessments, including sales and payroll taxes. The income tax returns filed by Borrower and, if Borrower is a partnership or limited liability company, each of the general partners and members of Borrower, accurately and correctly reflect the income and taxes of Borrower and such general partners or members for the periods covered thereby, subject only to reasonable adjustments required by the Internal Revenue Service or other applicable tax authority upon audit, which will have no material adverse effect on the financial condition of Borrower, such general partners or members, or Borrower's ability to perform the covenants and obligations required to be performed under the Loan Documents.

         (w) Property Condition. The Improvements are structurally sound, in good repair, free of defects in materials and workmanship and have been constructed and installed in substantial compliance with all Legal Requirements. All major building systems located within the Improvements including, without limitation, heating, ventilation and air conditioning systems and electrical and plumbing systems, are in good working order and condition.

         (x) Equipment. There are no fixtures, machinery, apparatus, tools, equipment or articles of personal property attached or appurtenant to, or located on, or used in connection with the management, operation or maintenance of the Property, except for the Equipment and equipment leased by Borrower for the management, operation or maintenance of the Property in accordance with the Loan Documents. All of the Equipment is free and clear of all Liens, except for the lien of this Deed of Trust and the Permitted Encumbrances.

         (y) Not Foreign Person. Borrower is not a "foreign person" within the meaning of ss.1445(f)(3) of the Internal Revenue Code of 1986 as amended and the related Treasury Department regulations, including temporary regulations.

With respect to the representations set forth in items (j), (k) and (l), the term "Borrower" shall also include any predecessor-in-interest to Borrower who applied for the Loan secured hereby, if applicable.

         Section 1.2 Certain Covenants. Borrower shall, at its expense, maintain this Deed of Trust as a first priority lien on the Property and shall keep the Property free and clear of all Liens of any kind and nature other than the Permitted Encumbrances. If Borrower fails to comply with the requirements of this provision, Lender or Trustee may, but shall not be obligated to, pay any such Lien, and Borrower shall reimburse Lender or Trustee, as the case may be, on demand for all sums so expended, together with interest thereon at the Default Rate from the date advanced to the date repaid, all of which shall be deemed part of the Debt. Borrower shall, within thirty (30) days following the filing of any materialman's, mechanic's or similar lien, discharge such lien of record, by payment, bonding or otherwise and, promptly upon request by Lender, deliver to Lender evidence reasonably satisfactory to Lender of the discharge thereof. Nothing contained herein shall be deemed a consent or request of Lender, express or implied, by inference or otherwise, to the performance of any alteration, repair or other work by any contractor, subcontractor or laborer or the furnishing of any materials by any materialmen in connection therewith.

         Section 1.3 Further Acts, etc. At its sole cost and expense, Borrower shall execute, acknowledge and deliver all such further acts, deeds, conveyances, mortgages, assignments, financing statements, transfers and assurances as Lender or Trustee shall, from time to time, require to confirm and fully protect the lien and priority of this Deed of Trust, or to file, register or record this Deed of Trust. On demand, Borrower shall execute and deliver and hereby authorizes Lender and Trustee to execute in the name of Borrower or without the signature of Borrower, to the extent Lender or Trustee may lawfully do so, one or more financing statements, chattel mortgages or comparable security instruments, to evidence more effectively the lien hereof upon the Property. Borrower grants to Lender and Trustee an irrevocable power of attorney coupled with an interest for the purpose of (i) protecting, perfecting, preserving and realizing upon the interests granted pursuant to this Deed of Trust and to effect the intent hereof, and (ii) correcting any mistakes, filling in blanks and otherwise completing and perfecting the Loan Documents (provided such changes do not impose any additional liability or obligation upon Borrower). Borrower hereby ratifies all that Lender shall lawfully do or cause to be done pursuant to this Section 1.3.

         Section 1.4 Recording of Mortgage, etc. Upon execution and delivery of this Deed of Trust and thereafter, from time to time, Borrower shall cause this Deed of Trust and any other Loan Document specified by Lender or Trustee, and any document of further assurance, to be filed, registered or recorded in such manner and in such places as may be required by any Legal Requirement in order to publish notice of and fully protect Trustee's and Lender's interest in and lien or security interest upon the Property. Borrower shall pay all filing, registration or recording fees, and all expenses incidental to the preparation, execution and acknowledgment and subsequent release or reconveyance of this Deed of Trust, any deed of trust supplemental hereto, any instrument of further assurance, and any other Loan Document with respect to the Property and all federal, state, county and municipal, taxes, duties, imposts, documentary stamps, assessments, intangibles taxes and other charges arising out of or in connection with the execution, delivery, filing or recordation of this Deed of Trust, the Note or any other Loan Document.

         Section 1.5 Changes in Taxation Laws. In the event of the passage after the date of this Deed of Trust of any Legal Requirement deducting from the value of the Property for the purpose of taxation, amounts in respect of any Lien thereon or changing in any way the Legal Requirements now in force for the taxation of this Deed of Trust and/or the Debt for federal, state or local purposes, or the manner of the collection of any such taxes so as to adversely affect the interest of Lender, or impose any tax or other charge on any Loan Document, then Borrower will pay such tax, with interest and penalties thereon, if any, within the statutory period. In the event Lender receives an opinion of counsel chosen by it (the cost of which shall be paid by Borrower upon demand) to the effect that the payment of such tax, interest and/or penalties by Borrower would be (i) unlawful, (ii) taxable to Lender, (iii) unenforceable,
(iv) provide the basis for a defense of usury, or (v) entitle Borrower to any credit against the Debt, then in any such event, Lender shall have the option, by giving Borrower at least thirty (30) days' prior written notice, to declare the Debt immediately due and payable, without any Prepayment Charge.

         Section 1.6 Indemnification. (a) In addition and without limitation to any other provision of this Deed of Trust, Borrower shall protect, indemnify and save harmless Lender and Trustee, and their agents, employees, officers and directors, from and against all Costs, claims, actions, suits, proceedings or demands imposed upon or incurred by or asserted against Lender or Trustee, or any of their agents, employees, officers or directors, by reason of (i) ownership of this Deed of Trust, the Property or any interest therein, or receipt of any Rents; (ii) any accident, injury to or death of any person or loss of or damage to property occurring in, on or about the Property or on the adjoining sidewalks, curbs, parking areas, streets or ways; (iii) any use, nonuse or condition in, on or about, or possession of, the Property or on the adjoining sidewalks, curbs, parking areas, streets or ways; (iv) performance of any labor or services or the furnishing of any materials or other property in respect of the Property; (v) any claim by brokers, finders or similar parties claiming to be entitled to a commission in connection with any Lease or other transaction involving the Property; (vi) any Lien or claim arising on or against the Property under any Legal Requirement or any liability asserted against Lender or Trustee with respect thereto; or (vii) the claims of any tenant, or its invitees or other party acting through or under any tenant or otherwise arising under or as a consequence of any Lease. Any amounts payable to Lender pursuant to this Section 1.6 shall constitute a part of the Debt secured by this Deed of Trust and other Loan Documents, shall become immediately due and payable and shall bear interest at the Default Rate from the date loss or damage is sustained by Lender until paid.

         (b) Notwithstanding the foregoing, Borrower shall have no obligation to indemnify Lender or Trustee, as the case may be, pursuant to this Section for liabilities, obligations, claims, damages, penalties, causes of action, costs and expenses relative to the foregoing which result directly from the willful misconduct or gross negligence of such Person.

         (c) Notwithstanding the foregoing provisions of this Section to the contrary, Trustee shall not be answerable or accountable hereunder except for its own willful misconduct or gross negligence, and Borrower agrees to indemnify, defend and hold Trustee harmless from and against any cost, loss, damage, liability or expense (including, without limitation reasonable attorney's fees and disbursements) which Trustee may incur or sustain in the exercise or performance of its powers and duties hereunder.

         Section 1.7 Cost of Defending and Upholding the Mortgage Lien. If any Claim is commenced to which Lender or Trustee is made a party relating to the Loan Documents, the Property or Lender's or Trustee's interest therein or in which it becomes necessary to defend or uphold the lien of this Deed of Trust or any other Loan Document, Borrower shall, on demand, reimburse Lender or Trustee, as the case may be, for all Costs incurred by Lender in connection therewith. Such Costs, together with interest thereon at the Default Rate from the date of demand through the date of repayment, shall constitute part of the Debt.


                              ARTICLE II. INSURANCE

         Section 2.1 Insurance Coverage. Borrower shall, at its own cost and expense, maintain the following insurance coverages with respect to the Property during the term of this Deed of Trust:

         (a) Casualty. Insurance against loss or damage by fire, lightning, hail, windstorm and other hazards covered by an "all risk" policy or a policy covering "special" causes of loss, with such endorsements as Lender or Trustee may from time to time reasonably require. The amount of such insurance shall be equal to the lesser of (i) 100% of the full insurable replacement value of the Property (exclusive of footings and foundations below the lowest basement floor) and contain a replacement cost endorsement and agreed amount endorsement or (ii) the original principal Loan amount evidenced by the Note provided a waiver of any co-insurance provisions can be and is obtained, and in either case, the policy shall be without deduction for depreciation. The determination of the replacement cost amount shall be adjusted annually to comply with the requirements of the insurer issuing the coverage or, at Lender's election, by reference to such indexes, appraisals or information as Lender determines in its reasonable discretion, and, unless the insurance required by this paragraph shall be effected by blanket and/or umbrella policies in accordance with the requirements of this Deed of Trust, the policy shall include inflation guard coverage.

         (b) Liability. Commercial general liability insurance under a policy containing "Comprehensive General Liability Form" of coverage (or a comparably worded form of coverage) and the "Broad Form CGL" endorsement (or a policy which otherwise incorporates the language of such endorsement), providing coverage on an occurrence (not "claims made") basis, which policy shall include, without limitation, coverage against claims for personal injury, bodily injury, death and property damage liability with respect to the Property and the operations related thereto, whether on or off the Premises, and the following coverages:
Employee as Additional Insured, Product Liability/Completed Operations; Broad Form Contractual Liability, Independent Contractor, Personal Injury and Advertising Injury Protection, Medical Payment (with a minimum limit of $5,000 per person), Broad Form Cross Suits Liability Endorsement, where applicable, hired and non-owned automobile coverage (including rented and leased vehicles), and, if any alcoholic beverages shall be sold, manufactured or distributed on the Property, liquor liability coverage, all of which shall be in such amounts as Lender may from time to time reasonably require, but not less than One Million Dollars ($1,000,000) per occurrence with a Two Million Dollar ($2,000,000) general aggregate limit. If such policy shall cover more than one property, such limits shall apply on a "per location" basis. In the event a swimming pool is located at the Property, Borrower shall obtain an excess liability or umbrella policy to increase the foregoing limits to Four Million Dollars ($4,000,000) per occurrence with a Five Million Dollar ($5,000,000) general aggregate limit.

         (c) Business Interruption. Business interruption and/or business income insurance, (i) with loss payable to Lender; (ii) covering all risks required to be covered by the insurance provided for in Section 2.1(a); (iii) in an amount equal to the annual net income from the Property (net profit before payment of income taxes) plus normal operating expenses of the Property, including payroll and (iv) including either an agreed amount endorsement or a waiver of any co-insurance provisions, so as to prevent Borrower, Lender and any other insured thereunder from being a co-insurer. The amount of business interruption and/or business income insurance shall be determined upon the execution of this Deed of Trust and once each calendar year thereafter.

         (d) Boiler. If the Property contains steam boilers, or other high pressure vessels, insurance covering the major components of the central heating, air conditioning and ventilating systems, boilers, other pressure vessels, high pressure piping and machinery, elevators and escalators, if any, and other similar equipment installed in the Improvements, in an amount equal to one hundred percent (100%) of the full replacement cost of the Property, which policies shall insure against physical damage to and loss of occupancy and use of the Improvements arising out of an accident or breakdown covered thereunder.

         (e) Flood. Flood insurance with a deductible not to exceed Three Thousand Dollars ($3,000), or such greater amount as may be satisfactory to Lender in its sole discretion, and in an amount equal to the full insurable value of the Property or the maximum amount available, whichever is less, if the Property is located in an area designated by the Federal Emergency Management Agency as a special flood hazard area (Zone A or Zone V) as having special flood hazards, and if flood insurance is available under the National Flood Insurance Act.

         (f) Worker's Compensation. Worker's compensation insurance or other similar insurance which may be required by any Legal Requirement in an amount at least equal to the minimum required by law.

         (g) Building Ordinance and Law. Building ordinance and law coverage acceptable to Lender, including, without limitation, Coverage for Loss to the Undamaged Portion of the Building, Demolition Cost Coverage and Increased Cost of Construction Coverage.

         (h) Miscellaneous. Such other insurance coverages, in such amounts, and such other forms and endorsements, as may from time to time be required by Lender and which are customarily required by institutional lenders for similar properties, similarly situated, including, without limitation, coverages against other insurable hazards including, by way of example only, earthquake, sinkhole, mine subsidence and acts of terrorism, which at the time are commonly insured against and generally available. Borrower may carry insurance not required under this Deed of Trust, provided any such insurance affecting the Property shall be for the mutual benefit of Borrower and Lender, as their respective interests may appear, and shall be subject to all other provisions of this Article II.

         Section 2.2 Policy Terms. (a) All insurance required by this Article II shall have a term of not less than one year and shall be in the form and amount and with deductibles as, from time to time, shall be reasonably acceptable to Lender, under valid and enforceable policies issued by financially responsible insurers either licensed to transact business in the State where the Property is located, or obtained through a duly authorized surplus line insurance agent or otherwise in conformity with the laws of such State, with a rating of not less than the third (3rd) highest rating category by any one of the Rating Agencies or with an A.M. Best Company, Inc. rating of A or higher and a financial size category of not less than X or a rating of at least BBB in the Insurer Solvency Review published by Standard & Poor's. Originals or certified copies of all insurance policies shall be delivered to and held by Lender. All such policies shall name Lender as an additional insured, shall provide for loss payable to Lender and shall contain: (i) standard "non-contributory mortgagee" endorsement or its equivalent relating, inter alia, to recovery by Lender notwithstanding
(a) the negligent or willful acts or omissions of Borrower, (b) occupancy or use of the Property for purposes more hazardous than those permitted by the terms of such policy, (c) any foreclosure or other action taken by Lender pursuant to this Deed of Trust upon the occurrence of an Event of Default, or (d) any change in title or ownership of the Property; and (ii) a provision that such policies shall not be canceled or amended, including, without limitation, any amendment reducing the scope or limits of coverage, or failed to be renewed, without at least thirty (30) days prior written notice to Lender in each instance. With respect to insurance policies which require payment of premiums annually, not less than thirty (30) days prior to the expiration dates of the insurance policies obtained pursuant to this Deed of Trust, Borrower shall pay such amount, except to the extent provision is actually made therefor pursuant to
Section 4.3(b). Not less than thirty (30) days prior to the expiration dates of the insurance policies obtained pursuant to this Deed of Trust, originals or certified copies of renewals of such policies (or certificates evidencing such renewals), together with evidence satisfactory to Lender of the payment of all premiums by Borrower and not through or by any financing arrangement, shall be delivered by Borrower to Lender. Borrower shall not carry separate insurance, concurrent in kind or form or contributing in the event of loss, with any insurance required under this Article II. If the limits of any policy required hereunder are reduced or eliminated due to a covered loss, Borrower shall pay the additional premium, if any, in order to have the original limits of insurance reinstated, or Borrower shall purchase new insurance in the same type and amount that existed immediately prior to the loss.

         (b) If Borrower fails to maintain and deliver to Lender the policies and certificates of insurance required by this Deed of Trust, Lender or Trustee may, at their option, procure such insurance and Borrower shall pay or, as the case may be, reimburse Lender or Trustee, as the case may be, for, all premiums thereon promptly, upon demand by Lender or Trustee, as the case may be, with interest thereon at the Default Rate from the date paid by Lender or Trustee to the date of repayment and such sum shall constitute a part of the Debt.

         (c) The insurance required by this Deed of Trust may, at the option of Borrower, be effected by blanket and/or umbrella policies issued to Borrower covering the Property and the other properties of Borrower provided that, in each case, the policies otherwise comply with the provisions of this Deed of Trust and allocate to the Property, from time to time, the coverage specified by this Deed of Trust, without possibility of reduction or coinsurance by reason of, or damage to, any other property (real or personal) named therein. If the insurance required by this Deed of Trust shall be effected by any such blanket or umbrella policies, Borrower shall furnish to Lender original policies or certified copies thereof, with schedules attached thereto showing the amount of insurance applicable to the Property provided under such policies.

         (d) Neither Lender, Trustee nor their agents or employees shall be liable for any loss or damage insured by the insurance policies required to be maintained under this Deed of Trust; it being understood that (i) Borrower shall look solely to its insurance company for the recovery of such loss or damage,
(ii) such insurance company shall have no rights of subrogation against Lender, Trustee, their agents or employees, and (iii) Borrower shall use its best efforts to procure from such insurance company a waiver of subrogation rights against Lender and Trustee. If, however, such insurance policies do not provide for a waiver of subrogation rights against Lender and Trustee (whether because such a waiver is unavailable or otherwise), then Borrower hereby agrees, to the extent permitted by law and to the extent not prohibited by such insurance policies, to waive its rights of recovery, if any, against Lender and Trustee, their agents and employees, whether resulting from any damage to the Property, any liability claim in connection with the Property or otherwise. If any such insurance policy shall prohibit Borrower from waiving such claims, then Borrower must obtain from such insurance company a waiver of subrogation rights against Lender and Trustee.

         Section 2.3 Assignment of Proceeds. (a) Borrower hereby assigns to Lender all of its rights to insurance proceeds and condemnation awards in connection with the Property, all of which proceeds shall be payable to Lender as collateral and further security for the payment of the Debt and the performance of Borrower's obligations under the Loan Documents. Borrower hereby authorizes and directs the issuer of any such insurance or award to make payment directly to Lender. Nothing herein contained shall be deemed to excuse Borrower from repairing or maintaining the Property as provided in this Deed of Trust or restoring all damage or destruction to the Property, provided that Lender shall have elected to apply the Net Proceeds to pay for the cost of the Restoration Work, regardless of the sufficiency of the Net Proceeds. No application or release of proceeds by Lender shall be deemed a waiver or cure or any default or Event of Default.

         (b) In the event of sale by Trustee pursuant to the power of sale provided herein or any other conveyance of title or assignment of the Property in extinguishment, in whole or in part, of the Debt, all right, title and interest of Borrower, to the extent permissible, in and to all policies of insurance required by this Deed of Trust shall inure to the benefit of the successor in interest to Borrower or the purchaser of the Property. The provisions of this Section 2.3(b) shall survive the termination of this Deed of Trust by sale by Trustee pursuant to the power of sale provided herein or otherwise.

         (c) Borrower hereby authorizes Lender to pay out of any proceeds or awards, all adjusters' fees and expenses, and all of Lender's costs and expenses, including, without limitation, all reasonable architects', attorneys', engineers' and other consultants' and professionals' fees and disbursements, incurred by Lender in connection with the (i) casualty or Taking, (ii) recovery of the proceeds or award or (iii) repair or restoration of the Property pursuant to Article III.

         Section 2.4 Comply with Insurance Requirements. Borrower promptly shall comply with, and shall cause the Property to comply with, all Insurance Requirements and shall not by any action or omission invalidate any insurance policy required to be carried hereunder or materially increase the premiums on any such policy above the normal premium charged by the carrier of such policy.


                     ARTICLE III. CASUALTY AND CONDEMNATION

         Section 3.1 Casualty and Condemnation. In the event of any damage or destruction to, or commencement or threat of a Taking of, the Property, Borrower shall give prompt written notice thereof to Lender. Borrower hereby assigns to Lender all insurance proceeds, condemnation awards, compensation and other recoveries related to damage or destruction to, or a Taking of, the Property. In connection therewith, Lender is hereby irrevocably appointed as Borrower's attorney-in-fact, coupled with an interest, with exclusive power (i) to collect, receive and retain all such proceeds and recoveries, (ii) to make any compromise or settlement in connection therewith, (iii) to give, execute and deliver on behalf of Borrower proper receipts and acquittances therefor and (iv) to endorse any checks, drafts or other instruments representing any insurance proceeds, condemnation awards or other recoveries. If no Event of Default exists, Borrower may participate in any such claims, suits or proceedings and shall be authorized and entitled to compromise or settle any such claims, suits or proceedings in an amount less than One Hundred Thousand Dollars ($100,000). Borrower shall execute and deliver to Lender any and all instruments, proofs of loss, receipts, vouchers and releases reasonably required in connection with any such claims, suits, proceedings or settlements promptly after request therefor by Lender and shall cooperate with Lender in connection therewith.

         Section 3.2 Condemnation. In the event of a Taking, Lender shall have the option, in its sole discretion, to apply any Net Proceeds toward the payment of the Debt, to cure any default or Event of Default hereunder or to allow such proceeds to be applied to the restoration of the Property to a usable whole. Any Net Proceeds to be applied to restoration shall be disbursed subject to the satisfaction of the conditions in Section 3.3 and in the manner set forth in
Section 3.4.

         Section 3.3 Casualty and Restoration. (a) In the event of any casualty to the Property, Borrower shall promptly commence and diligently prosecute to completion the repair, replacement, restoration and rebuilding of the Property (the "Restoration Work") so damaged, destroyed or taken in full compliance with all Legal Requirements and the provisions of this Article III, and free and clear from any and all Liens, claims and encumbrances.

              (b) Following (i) the occurrence of a Taking in which Lender approves, in its sole discretion, Borrower's request to rebuild, or (ii) an insured casualty, Lender shall apply the Net Proceeds to pay the cost of the Restoration Work in accordance with Section 3.4 hereof provided:

                  (i) no Event of Default exists;

                  (ii) Borrower has provided its written (A) agreement to proceed promptly and diligently with the Restoration Work in compliance with all Legal Requirements and plans and specifications approved by an Architect, the applicable Governmental Authority and, if requested, Lender and (B) certification setting forth a reasonable estimate of the cost of completing the Restoration Work and time schedule therefor;

                  (iii) the Restoration Work can be completed prior to the earlier of (A) one year prior to the Maturity Date, or (B) the date occurring six (6) months after the date of the casualty or Taking;

                  (iv) in Lender's sole judgment, there are sufficient proceeds of business interruption, rent insurance or cash available to pay the Debt through the completion of the Restoration Work and any reasonable period thereafter for leasing the Property;

                  (v) in the event of a casualty, Borrower provides substantiation requested by and satisfactory to Lender with respect to:

                           (A) the feasibility and reasonability of the schedule and costs;

                           (B) the restoration of the Property resulting in an economically viable project at least equivalent to the quality and character of the Property immediately prior to the casualty;

                           (C) the projected income and cash flow of the Property after the restoration being at least equivalent to the levels prior to the casualty;

                           (D) the sufficiency of the Net Proceeds to complete the Restoration Work during all phases of such work; and

                           (E) this Deed of Trust remaining a first priority lien on the Property.

              (c) If the cost of the Restoration Work exceeds the Net Proceeds, Borrower shall deliver to Lender either: (i) cash collateral; (ii) an unconditional, irrevocable, transferable letter of credit in form, substance, amount and issued by a bank acceptable to Lender or (iii) a completion bond in form, substance, amount and issued by a surety company acceptable to Lender.

              (d) Notwithstanding the foregoing, if a casualty involves destruction of seventy-five percent (75%) or more of the Premises, any right to rebuild or restore the Property shall be in Lender's sole discretion.

              (e) Borrower agrees with Lender that all fees, costs and expenses (including without limitation, all reasonable attorneys' fees, engineers' fees, architects' fees, insurance consultants' fees, title endorsements and all disbursements) incurred by Lender in connection with the restoration of the Property, reviewing and monitoring the restoration and verifying compliance with this Article III shall constitute a part of the cost of Restoration Work and shall be paid by Borrower.

         Section 3.4 Disbursement of Net Proceeds. (a) Any Net Proceeds to be used to pay the cost of Restoration Work pursuant to Sections 3.2 or 3.3 hereof shall be held by Lender and shall be paid out from time to time to Borrower as the work progresses (less any cost to Lender or Trustee of recovering and paying out such proceeds, including reasonable attorneys' fees and costs allocable to inspecting the work and the plans and specifications therefor), subject to each of the following conditions:

         (b) Each request for payment shall be made on not less than ten (10) Business Days prior notice to Lender and shall be accompanied by a certificate of an Architect stating (i) that all of the Restoration Work completed has been performed in compliance with the approved plans and specifications, (ii) that the sum is justly due, or is required to reimburse Borrower for payments justly made, to the contractor, subcontractors, materialmen, laborers, engineers, architects or other Persons rendering services or materials for the Restoration Work (giving a brief description of such services and materials), and (iii) that the undisbursed Net Proceeds are sufficient to complete the Restoration Work; provided, however, that Lender shall not be obligated to disburse such funds if Lender reasonably determines that Borrower shall not be in compliance with conditions set forth in Section 3.3(b) hereof. Additionally, each request for payment shall contain a statement signed by Borrower approving both the Restoration Work performed to date and the Restoration Work covered by the request for payment in question. As to any personal property covered by the request for payment, Lender shall be furnished with satisfactory evidence of payment therefor and such further evidence satisfactory to assure Lender of its valid first lien on the personal property.

         (c) Each request for payment shall be accompanied by lien waivers covering that part of the Restoration Work for which payment or reimbursement is being requested and, if required by Lender, a search prepared by a title company, or by other evidence satisfactory to Lender indicating that no mechanics' or other liens or title retention instruments have been filed in connection with such Restoration Work.

         (d) Proceeds shall not be disbursed more frequently than once every thirty (30) days.

         (e) Until such time as the Restoration Work has been completed and Lender shall have received copies of any and all final certificates of occupancy or other Licenses required to comply with all Legal Requirements, Lender shall be entitled to retain up to ten percent (10%) of the cost of the Restoration Work (the "Retention Amount"). Borrower hereby covenants diligently to seek to obtain all Licenses. Provided no Event of Default shall exist, promptly after the completion of the Restoration Work and delivery of such Licenses to Lender, Lender shall pay the Retention Amount to Borrower. Any excess Net Proceeds remaining after the completion of the Restoration Work shall, so long as no Event of Default exists, be remitted to Borrower.

         (f) The application or release by Lender of any proceeds shall not cure or waive any default or Event of Default.

         (g) If Borrower (i) shall fail promptly to submit to Lender for approval plans and specifications for the Restoration Work approved by the Architect and by all Governmental Authorities whose approval is required, (ii) shall fail to promptly commence such Restoration Work after obtaining all approvals, (iii) shall fail to diligently prosecute such Restoration Work to completion, or (iv) shall fail in any other respect to comply with its Restoration Work obligations under Section 3.3 and this Section 3.4, then Lender, Trustee or any receiver of the Property, upon five (5) days prior notice to Borrower (except in the event of emergency in which case no notice shall be required), shall have the right but not the obligation to perform or cause to be performed such Restoration Work, and may take such other steps as it deems advisable. Borrower hereby waives any claim, other than for gross negligence or willful misconduct, against Lender, Trustee and any receiver arising out of any act or omission of Lender, Trustee or such receiver pursuant hereto.

         Section 3.5 Builders' Risk. During the period of any new construction on the Premises, Borrower shall maintain a so-called "Builder's All-Risk Completed Value" or "Course of Construction" insurance policy in non-reporting form for any improvements under construction, including, without limitation, for demolition and increased cost of construction or renovation, in an amount equal to 100% of the estimated replacement cost value on the date of completion, including "soft cost" coverage. Borrower shall also maintain Worker's Compensation Insurance, covering all Persons engaged in such construction, in an amount at least equal to the minimum required by Legal Requirements. In addition, each contractor and subcontractor shall be required to provide Lender with a certificate of insurance for (i) Worker's Compensation Insurance covering all Persons engaged by the contractor or subcontractor in the construction in an amount at least equal to the minimum required by Legal Requirements, and (ii) general liability insurance showing minimum limits of at least $5,000,000, including coverage for products and completed operations. Borrower shall cause each contractor and subcontractor to cover Borrower and Lender as an additional insured under such liability policy and to indemnify and hold Borrower and Lender harmless from and against any and all claims, damages, losses, liabilities, costs and expenses arising out of, relating to or otherwise in connection with its performance of such construction.

         Section 3.6 Application of Net Proceeds. Except if the Net Proceeds are applied to the repair and restoration of the Property in accordance with this
Article III, Lender shall have the option, in its discretion, and without regard to the adequacy of its security, to apply all or any part of the proceeds it may receive pursuant to Article II, in such order and amounts as Lender shall elect, to any one or more of the following: (i) the payment of the Debt in accordance with the provisions of the Note, (ii) the cure of any default or Event of Default or (iii) the reimbursement of the costs and expenses of Lender or Trustee in connection with the recovery of the proceeds. All amounts deposited with Lender pursuant to Article II hereof or this Article III, until expended or applied as provided herein, may be commingled with the general funds of Lender and shall constitute additional security for the payment of the Debt and performance of all of Borrower's obligations under the Loan Documents. Lender makes no representation or warranty as to the rate or amount of interest, if any, which may accrue on any proceeds deposited by Lender in any bank or other financial institution and shall have no liability in connection therewith. Lender shall not be deemed a trustee or other fiduciary with respect to any amounts received or held by it pursuant to Article II or this Article III.


                           ARTICLE IV. TAXES; RESERVES

         Section 4.1 Payment of Taxes. Borrower shall pay or cause to be paid in a timely fashion all taxes, assessments, water rates and sewer rents, now or hereafter levied, assessed or imposed against the Property (collectively "Taxes") and all ground rents, utility charges, maintenance charges, governmental impositions, excises, levies, fees, licenses and charges which may be or become a lien or charge against the Property (including, without limitation, charges for any easements, vault charges and license fees for the use of vaults, chutes and similar areas adjoining the Property), now or hereafter levied, imposed or assessed against the Property (the "Other Charges"). Borrower shall furnish to Lender or its agent or designee receipts for the payment of the Taxes and Other Charges prior to the date the same shall become delinquent and at any time upon Lender's request.

         Section 4.2 Right to Contest. After prior written notice to Lender, Borrower shall have the right, at its sole expense, to contest by appropriate legal proceedings, promptly initiated and diligently conducted in good faith, the validity, amount or application, in whole or in part, of any of the Taxes or Other Charges, provided that:

         (a) no Event of Default exists;

         (b) such proceeding shall suspend the collection of the Taxes or Other Charges from Borrower and from the Property and no portion of the Property or interest therein shall be in danger of being sold, forfeited, terminated, canceled or lost;

         (c) such proceeding shall be permitted under and conducted in accordance with the provisions of any other instrument or agreement to which Borrower is bound or to which the Property or Borrower is subject and shall not constitute a default thereunder;

         (d) Borrower shall have furnished such security as may be required in the proceeding or by Lender to insure the payment of any such Taxes or Other Charges, together with all interest and penalties thereon or, if not required, Borrower shall have set aside adequate reserves for the payment of the Taxes or Other Charges, together with all interest and penalties thereon.

Upon completion of any contest, Borrower shall immediately pay any amount due, and deliver to Lender proof of the completion of the contest and payment of the amount due, whereupon Lender shall return any security deposited with Lender. Borrower shall deliver copies of all notices relating to any Taxes and Other Charges covered by this Article IV to Lender.

         Section 4.3 Reserve Account. (a) On each Payment Date, Borrower shall deposit with Lender (or its servicer) a sum equal to (i) one-twelfth of the aggregate annual amount which would be sufficient to pay the Taxes and (ii) one-twelfth of the aggregate of the current annual insurance premiums for all insurance required by the terms of this Deed of Trust. The monthly deposits described in (i) and (ii) above, together with any reserves established pursuant to the Reserve Agreement, are hereinafter referred to, collectively, as the "Reserves" and all amounts held by, or to be held by Lender under this Article IV are hereinafter collectively referred to as the "Reserve Account". In addition, on the date hereof, Borrower shall pay to Lender for deposit into the Reserve Account an amount which, when added to the Reserves subsequently required to be deposited with Lender hereunder, will result in there being sufficient amounts in the Reserve Account to pay the next due installments of Taxes and insurance premiums. The determination of the amount of the Reserves and the fractional part thereof to be deposited with Lender shall be made by Lender in its sole discretion.

         (b) Application of Reserves. So long as no Event of Default exists, to the extent of amounts on deposit in the Reserve Account, Lender shall apply the Reserve Account to payments of Taxes and insurance premiums required to be made by Borrower herein. Borrower shall be responsible for ensuring the receipt by Lender (or any servicer or other party Lender designates), at least thirty (30) days prior to the respective due date for payment thereof, of all bills, invoices and statements for all Taxes and insurance premiums. In making any payment from the Reserve Account, Lender shall be entitled to rely on any bill, statement or estimate obtained from the appropriate public office or insurance company or agent without any inquiry into the accuracy of such bill, statement or estimate nor the validity, enforceability or contestability of any tax, assessment, valuation, sale, forfeiture, tax lien, title or claim thereof.

         (c) Security Interest. Borrower hereby grants to Lender a lien on and security interest in all Reserves now or hereafter in the Reserve Account, and such Reserve Account shall constitute additional security for the Debt until expended or applied as above provided. Upon the occurrence of an Event of Default, Lender may apply any sums then present in the Reserve Account to the payment of the following items in any order and amount, in its sole discretion:
(i) Taxes and Other Charges; (ii) insurance premiums; (iii) any other advance or payment made by Lender or Trustee to preserve and protect the Property or the lien of this Deed of Trust, (iv) the Debt and (v) any other sum payable to Lender by Borrower under any Loan Document.

         (d) Reserve Account Balances. If the amount of the Reserve Account shall exceed the amounts due for Taxes and insurance premiums pursuant to this
Article IV, Lender shall, in its discretion, return any excess to Borrower or credit such excess against future payments to be made to the Reserve Account. In allocating such excess, Lender may deal with the Person shown on the records of Lender to be the owner of the Property. If the Reserve Account is not sufficient to pay the items set forth in Section 4.1, Borrower shall promptly pay to Lender, upon demand, an amount which Lender shall estimate as sufficient to make up such deficiency.

         (e) Right to Make Advances. If Borrower shall fail to pay any Taxes or insurance premiums in accordance with this Article and is not contesting such charges in accordance with the terms hereof, then Lender or Trustee shall have the right, but not the obligation, to advance such Taxes or insurance premium. Borrower shall repay Lender or Trustee, as the case may be, on demand, any amount so advanced by Lender or Trustee, as the case may be, with interest thereon at the Default Rate from the date of the advance to the date of repayment.

         (f) Limitation of Liability. Lender's acceptance of Reserves shall not impose any responsibility on Lender beyond the payment of Taxes and insurance premiums for which the Reserves were paid into the Reserve Account following Lender's receipt of bills, invoices or statements therefor in accordance with the terms of this Deed of Trust. Upon assignment of this Deed of Trust by Lender, any funds in the Reserve Account shall be paid over to the assignee and Lender shall thereupon be completely released from all liability with respect thereto.

         (g) Additional Reserves. If there is a default or Event of Default hereunder, or if Lender deems it prudent to require additional Reserves during the term of the Loan, Lender shall have the right to require Borrower to deposit additional Reserves with Lender on each Payment Date. Borrower shall commence paying such additional Reserves on the next Payment Date. All such Reserves, and the rights and obligations of Lender and Borrower in connection therewith, shall be governed by this Article IV and the Reserve Agreement.

         (h) Miscellaneous. Unless expressly required by applicable law, no Reserves shall be deemed to be escrow or trust funds and the Reserves may, at Lender's discretion, be held in a separate account or be commingled with the general funds of Lender. No earnings or interest on the Reserve Account shall be payable to Borrower.

                              ARTICLE V. MANAGEMENT

         Section 5.1 Management. If the Property is not managed by Borrower, it shall be managed either by an Affiliate of Borrower or professional property management company reasonably acceptable to Lender. The Property shall be managed in accordance with generally accepted management practices for properties of similar type and class in the vicinity of the Property. Management by an Affiliate or a professional property management company shall be pursuant to a written agreement approved by and collaterally assigned to Lender. In no event shall any manager be removed or replaced or the terms of any management agreement modified or amended without the prior written consent of Lender. In the event of default by Borrower hereunder or under any management contract then in effect, which default is not cured within any applicable grace or cure period, Lender shall have the right to terminate, or to direct Borrower to terminate, such management contract upon thirty (30) days' notice and to retain, or to direct Borrower to retain, a new management agent approved by Lender.


                          ARTICLE VI. LEASES AND RENTS

         Section 6.1 Assignment. (a) Borrower does hereby bargain, transfer, pledge, convey, sell, assign and set over unto Lender, all Leases and Rents. This assignment of Leases and Rents is an absolute, unconditional and present assignment from Borrower to Lender and not an assignment for security, which assignment is incorporated herein and made a part hereof.

         The exercise by Lender of any of its rights or remedies pursuant to this Section 6.1 shall not be deemed to make Lender a mortgagee-in-possession.

         (b) So long as no Event of Default shall exist hereunder, Borrower shall have a revocable license to take all actions with respect to all Leases, present and future, subject to the terms of this Deed of Trust and the Assignment. The existence or exercise of Borrower's revocable license to collect Rent shall not operate to subordinate this assignment to any subsequent assignment. This assignment shall be fully operative without any further action on the part of any Person. Upon the occurrence of an Event of Default hereunder, Lender shall be entitled to all Rents, whether or not Lender takes possession of the Property.

         (c) Borrower agrees to deliver to Lender within ten (10) days after Lender's request a complete list of the Leases, certified pursuant to an Officer's Certificate stating the demised premises, the names of the Lessees, the Rent payable under the Leases, the date to which such Rents have been paid, the terms of the Leases, the dates of occupancy, the dates of expiration, any Rent concessions, work obligations or other inducements granted to the Lessees, and any renewal options. Borrower shall also deliver on demand a copy of any Lease not previously delivered to Lender.

         (d) Upon the occurrence of an Event of Default, the license granted hereinabove automatically shall terminate without notice to Borrower, and Lender, Trustee or a receiver may thereupon or at any time thereafter (i) enter upon the Property, and collect, retain and apply the Rents toward payment of the Debt in such priority and proportions as Lender in its discretion shall deem proper, (ii) dispossess by the usual summary proceedings any lessee defaulting in making any payment due under any Lease or sublease or defaulting in the performance of any of its other obligations under its Lease or sublease, (iii) let the Premises, the Improvements or any portion thereof and (iv) perform such other acts as Lender or Trustee is entitled to perform hereunder or that Borrower is entitled to perform as landlord under any Lease. This assignment and grant shall continue in effect until the entire amount of the Debt shall be paid in full and all of the obligations shall be fully performed in accordance with this Deed of Trust and the other Loan Documents. The execution of this Deed of Trust constitutes and evidences the irrevocable consent of Borrower to the entry upon and taking possession of the Premises, the Improvements and the Equipment by Lender, Trustee or such receiver.

         (e) In addition to the rights which Lender may have herein, upon the occurrence of any Event of Default, Lender, at its option, may require Borrower to (i) pay monthly in advance to Lender, or any receiver appointed to collect the Rents, the fair and reasonable rental value for the use and occupation of such part of the Property as may be in the possession of Borrower and (ii) vacate and surrender possession of the Property to Lender, Trustee or such receiver; and in default thereof, Borrower may be evicted by summary proceedings or otherwise.

         Section 6.2 Lease Forms, Renewals, etc. (a) All new leases and lease renewals shall, regardless of whether Lender's approval is required,

                  (i) be arms'-length transactions on commercially reasonable terms;

                  (ii)       be for actual occupancy by the tenant thereunder;

                  (iii) contain prevailing market rental rates, terms and conditions;

                  (iv) in the case of new Leases, be written on the form of Lease approved by Lender; without material revision (unless required by law); and

                  (v) as to non-residential tenants only, not permit the tenant to "go dark" or otherwise stop operating, not contain termination rights other than for landlord default, or major casualty or Taking, and not permit the lease to be contingent upon the operation or existence of another tenant at the Property.

         (b) Borrower shall observe and perform all the obligations imposed upon the lessor under the Leases and pursuant to applicable Legal Requirements. Borrower shall not, without the prior written consent of Lender: (i) accept Rents (exclusive of security deposits) for more than one month in advance, (ii) do or permit anything to impair the value of the Leases as security for the Debt; (iii) amend or modify any non-residential Lease, except as permitted under this Section 6.2; (iv) enter into any non-residential Lease not in conformity with Section 6.2 (a); (v) take or omit to take any action or exercise any right or option which would permit the tenant under any non-residential Lease to cancel or terminate said Lease or accept the surrender or assignment of any Lease; (vi) permit any Lease to become subordinate to any Lien other than the lien of this Deed of Trust; (vii) further pledge, transfer, mortgage or otherwise encumber or assign the Leases or future payments of Rents except if expressly permitted by this Deed of Trust (viii) cancel or terminate any non-residential Lease (other than for non-payment of rent or any other material default thereunder); or (ix) discount, release, waive, compromise or otherwise discharge any Rents payable or other obligations under the Leases. However, Borrower may take any of the actions described in subsections (viii) and (ix) so long as such actions are taken by Borrower in the ordinary course of business and are consistent with sound customary leasing and management practices for similar properties and prompt notice thereof is given to Lender.

         (c) Upon the occurrence of an Event of Default, whether before or after the whole principal sum secured hereby is declared to be immediately due or whether before or after the institution of any sale by Trustee of the Property or any portion thereof by Trustee pursuant to the power of sale provided herein or otherwise, Lender shall have, and Borrower hereby gives and grants to Lender, the right, power and authority to make and enter into Leases with respect to the Property for such rents and for such periods of occupancy and upon such other terms and conditions as Lender determines in its sole discretion with like effect as if such Leases had been made by Borrower as the owner in fee simple of the Property free and clear of any conditions or limitations established by this Deed of Trust. Borrower expressly acknowledges and agrees that the term of such Lease may extend beyond the Maturity Date of the Loan or any sale by Trustee of the Property. In furtherance of the rights granted Lender under Section 6.1 (d) hereof and this Section 6.2 (c), Borrower hereby irrevocably appoints Lender, Trustee and any receiver of the Property as the attorneys-in-fact of Borrower coupled with an interest. In connection with any action taken by Lender, Trustee or any receiver of the Property pursuant to this Article, Lender, Trustee or any receiver of the Property shall not be liable for any loss sustained by Borrower resulting from any failure to let the Property, or from any other act or omission of Lender, Trustee or any receiver of the Property in managing the Property, except for any such loss resulting from Lender's or such receiver's (as applicable) gross negligence or willful misconduct. Neither Lender nor any receiver of the Property shall be obligated to perform or discharge any obligation, duty or liability under any Lease.

         (d) All security deposits of lessees, whether held in cash or any other form, shall be treated by Borrower as trust funds, shall not be commingled with any other funds of Borrower and, if cash, shall be deposited by Borrower at a bank or other financial institution reasonably satisfactory to Lender. Any bond or other instrument which Borrower is permitted to hold in lieu of cash security deposits under applicable Legal Requirements shall be maintained in full force and effect unless replaced by cash deposits as hereinabove described and shall be issued by a financial institution reasonably satisfactory to Lender. The bond or other instrument shall, if permitted pursuant to Legal Requirements, at Lender's option, name Lender as payee or beneficiary thereunder or be fully assignable to Lender and shall otherwise be reasonably satisfactory to Lender.


                       ARTICLE VII. MAINTENANCE AND REPAIR

         Section 7.1 Maintenance and Repair of the Property; Alterations; Replacement of Equipment. Borrower hereby covenants and agrees that:

         (a) Borrower shall (i) maintain the Property and the sidewalks and curbs adjoining the Property in good repair and shall keep the same in good, safe and insurable condition and in compliance with all existing and future applicable Legal Requirements, (ii) promptly make all repairs and replacements to the Property, interior and exterior, structural and nonstructural, ordinary and extraordinary, unforeseen and foreseen, and maintain the Property in a manner appropriate for similar buildings for their present uses, (iii) not commit or suffer to be committed any waste of the Property or do or suffer to be done anything which will increase the risk of fire or other hazard to the Property or otherwise impair the value thereof and (iv) not abandon the Property. Borrower shall keep the sidewalks, vaults, gutters and curbs comprising, in front of or adjacent to, the Property, clean and free from dirt, snow, ice, rubbish and obstructions. All repairs and replacements made by Borrower shall (i) be made with first-class materials, in a good and workmanlike manner, (ii) be equal or better in quality and class to the original work, (iii) comply with all applicable Legal Requirements and Insurance Requirements and
(iv) be at Borrower's sole expense.

         (b) Borrower shall not demolish, remove, construct, and, except as expressly provided in Article III hereof, restore or alter the Property or any portion thereof, nor consent to or permit any of the foregoing, without Lender's prior written consent in each instance, which consent may be given or withheld in Lender's discretion. Notwithstanding the foregoing, Lender's consent shall not be required with respect to nonstructural, interior alterations involving less than One Hundred Thousand Dollars ($100,000) to complete, as evidenced by an Officer's Certificate delivered to Lender prior to the commencement of such alteration.

         (c) Notwithstanding the provisions of this Deed of Trust to the contrary, Borrower shall have the right, at any time and from time to time, to remove and dispose of Equipment which may have become obsolete or unfit for use or which is no longer useful in the management, operation or maintenance of the Property. Borrower shall promptly replace any such Equipment so disposed of or removed with other Equipment of at least equal quality, value, serviceability and use, free of superior title, liens and claims. However, if by reason of technological or other developments in the operation and maintenance of buildings of the general character of any Improvement, replacement of the Equipment so removed or disposed of is not necessary or desirable for the proper management, operation or maintenance of the Property, Borrower shall not be required to replace the same.


              ARTICLE VIII. TRANSFER OR ENCUMBRANCE OF THE PROPERTY

         Section 8.1 No Transfer/Encumbrance. Without the prior written consent of Lender, Borrower agrees that it shall not Transfer, or agree to Transfer, all or any portion of the Property or any interest therein. For purposes of the preceding sentence, the following shall be prohibited:

                  (i) an installment sale agreement wherein Borrower agrees to sell the Property or any part thereof for a price to be paid in installments;

                  (ii) an agreement by Borrower leasing all or a substantial portion of the Property for other than actual occupancy by a space tenant thereunder;

                  (iii) a sale, assignment or other transfer of, or the grant of a security interest in, Borrower's right, title and interest in and to any Leases or any Rents;

                  (iv) subjecting the Property to a condominium regime or transferring the Property to a cooperative corporation or similar association;

                  (v)        any merger or consolidation involving Borrower;

                  (vi) any voluntary or involuntary sale, conveyance, transfer, pledge or encumbrance of a majority of the beneficial interests in Borrower or any general partner or managing member (or if no managing member, any member) of Borrower, whether occurring in one or a series of transactions; and

                  (vii) any Transfer by Wilshire Oil Company of Texas of any of its interest in Borrower or the general partner or member of Borrower, if applicable.

         Section 8.2 Permitted Transfers. Notwithstanding the foregoing, the following shall not be deemed to be Transfers hereunder (i) transfer by devise or descent or by operation of law upon the death of a member, general partner or stockholder of Borrower or any member or general partner thereof; and (ii) a sale, transfer or hypothecation of a membership, partnership or shareholder interest in Borrower, whichever the case may be, by a current member, general partner or shareholder, as applicable, to an immediate family member (i.e., parents, spouses, siblings, children or grandchildren) of such member, general partner or shareholder, or to a trust for the benefit of an immediate family member of such member, general partner or shareholder.

         Section 8.3 Conditions to Consent. Lender reserves the right to condition its consent to any sale, conveyance, mortgage, grant, bargain, encumbrance, pledge, assignment or other transfer under this Article VIII upon
(a) its receipt of all information regarding the proposed transferee which Lender deems necessary to underwrite the credit-worthiness and managerial expertise of the proposed transferee at least sixty (60) days prior to the proposed Transfer, (b) Lender's receipt of an assumption fee equal to one-half of one percent (0.5%) of the then outstanding balance (including principal and interest) of the Loan, (c) payment of all costs, fees and expenses of Lender and its counsel in connection with the Transfer, (d) execution and delivery of Lenders' form of assumption agreement, indemnities, guaranties, ratifications, financing statements, note modifications, opinions and all other agreements required by Lender, (e) delivery of all title, casualty, liability and other insurance policies, endorsements and certificates required by Lender, and (f) satisfaction of such other conditions as Lender shall determine in its sole discretion. No request for consent will be entertained by Lender if the Loan is in default or if the Transfer is to occur within sixty (60) days of any contemplated sale of the Loan by Lender, whether in connection with a securitization or otherwise. Any approval or denial of consent to a Transfer prohibited under this Article VIII shall be in the sole and absolute discretion of Lender.


              ARTICLE IX. BOOKS AND RECORDS; REPORTING REQUIREMENTS

         Section 9.1 Estoppel Certificates. Borrower shall at its own expense, within fifteen (15) days after request by Lender, furnish Lender with a statement, duly acknowledged and certified, setting forth (a) the amount of the original principal amount of the Note, and the unpaid principal amount of the Note, (b) the rate of interest of the Note, (c) the date payments of interest and/or principal were last paid, (d) any offsets or defenses to the payment of the Debt, and if any are alleged, the nature thereof, (e) that the Note, this Deed of Trust and the other Loan Documents have not been modified or if modified, giving particulars of such modification and (f) that no default or Event of Default exists pursuant to the Note or this Deed of Trust or any event or circumstance which, with the giving of notice or the passage of time, or both, would constitute a default or Event of Default hereunder, or if such default, Event of Default, event or circumstance exists, the nature thereof, the period of time it has existed, and the action being taken to remedy such default, Event of Default, event or circumstance.

         Section 9.2 Financial Statements and Books and Records. Borrower shall keep accurate books and records of account of the Property and its own financial affairs sufficient to permit the preparation of financial statements therefrom in accordance with generally accepted accounting principles. Lender and its duly authorized representatives, agents, and employees shall have the right to examine, copy and audit Borrower's records and books of account at all reasonable times and, except during an emergency or following the occurrence and during the continuance of an Event of Default, upon reasonable advance written notice. Borrower shall provide to Lender the following financial statements and information, all of which must be certified to Lender as being true and correct by Borrower or the entity to which they pertain and, if financial statements, be compiled in accordance with generally accepted accounting principles consistently applied, and be in form and substance acceptable to Lender:

         (a) during the first twelve (12) months of the Loan, promptly upon request, operating statements for the Property for the immediately preceding twelve month period and a rent roll for the preceding month;

         (b) copies of all tax returns filed by Borrower, within thirty (30) days after the date of filing;

         (c) annually, within thirty (30) days after the end of each calendar year, operating statements for the Property for the immediately preceding twelve
(12) month period and a rent roll for the Property containing the name of each tenant, the space occupied by such tenant, the lease commencement date and expiration date, security deposit, rent, additional rent, arrearages, and such other information as may customarily be reflected thereon or reasonably requested by Lender;

         (d) annual financial statements for Borrower within ninety (90) days after the end of each fiscal year and, upon Lender's request, financial statements from each indemnitor and guarantor under the Loan; and

         (e) such other information with respect to the Property, Borrower, the principals, members or general partners of Borrower, as applicable, and each indemnitor and guarantor under any indemnity or guaranty executed in connection with the Note secured hereby which may be requested from time to time by Lender, within a reasonable time after the applicable request.

In the event Borrower fails to supply any of the financial information as and when required in items (a) through (e) above or, upon the occurrence of an Event of Default, Lender, in addition to any other rights and remedies contained herein, shall have the right (but no obligation) to make or cause to be made such inspections of the Property and such audits of Borrower and/or the Property as Lender shall determine, in its sole discretion, by such Person(s) as Lender deems appropriate. Borrower agrees to pay or to reimburse Lender for any expense incurred therefor and further agrees to provide and/or make available all necessary information and personnel and to otherwise cooperate in connection with any such inspection or audit. If Borrower fails to pay or reimburse Lender within ten (10) days of a request by Lender therefor, the amounts so owed shall be added to the Debt and shall accrue interest at the Default Rate.

                  ARTICLE X. SECURITY AGREEMENT; FIXTURE FILING

         Section 10.1 Security Agreement; Fixture Filing. (a) This Deed of Trust is both a real property deed of trust and a "security agreement" within the meaning of the UCC. The Property includes both real and personal property and all other rights and interests, whether tangible or intangible in nature, of Borrower in the Property. This Deed of Trust further constitutes a financing statement filed as a fixture filing and covers goods which are or are to become fixtures on the Property. Borrower hereby grants to Lender as security for the Debt a security interest in the Property to the full extent that the Property may be subject to the UCC of the State. If an Event of Default shall occur, Lender, in addition to any other rights and remedies which it may have, shall have and may exercise immediately and without demand, any and all rights and remedies granted to a secured party upon default under the UCC. Any disposition pursuant to the UCC of so much of the Property as may constitute personal property shall be considered commercially reasonable if made pursuant to a public sale which is advertised at least twice in a newspaper in which sheriff's sales are advertised in the county where the Premises is located. Any notice of sale, disposition or other intended action by Lender with respect to the Collateral given to Borrower in accordance with the provisions hereof at least ten (10) days prior to such action, shall constitute reasonable notice to Borrower. The proceeds of any disposition of the Collateral, or any part thereof, may be applied by Lender to the payment of the Debt in such priority and proportions as Lender in its discretion shall deem proper.

         (b) Borrower hereby irrevocably appoints Lender as its attorney-in-fact, coupled with an interest, and authorize Lender to file with the appropriate public office on its behalf any financing, continuation or other statements, as secured party, in connection with the Collateral covered by this Deed of Trust at Borrower's cost and expense.


                              ARTICLE XI. DEFAULTS

         Section 11.1 Events of Default. The Debt shall become immediately due at the option of Lender upon any one or more of the following events (each, an "Event of Default"):

         (a) if any monthly payment of interest or principal is not paid as required pursuant to the Note within five (5) days after the date that the same is due or if all or any portion of the principal amount of the Note shall not be paid on the Maturity Date;

         (b) if any other amount payable pursuant to the Note, this Deed of Trust, or any other Loan Document except as set forth in (a) above is not paid within five (5) days after the date when due and payable in accordance with the provisions thereof;

         (c) if a default occurs under any of the other Loan Documents and such default is not cured within any applicable grace or cure period provided therein or, if an Event of Default occurs under the terms of any of the Loan Documents;

         (d) if Borrower fails to maintain insurance in accordance with Article II hereof;

         (e) if Borrower fails to comply with Article VIII or Article XII hereof;

         (f) if any representation, warranty or covenant of Borrower made herein or in any other Loan Document or in any certificate, report, financial statement or other instrument or agreement furnished to Lender shall prove false or misleading in any material respect;

         (g) if a receiver, liquidator or trustee is appointed for Borrower, any general partner or member of Borrower or any indemnitor of any of Borrower's obligations under the Loan; or if Borrower or any general partner or member of Borrower or any indemnitor becomes insolvent, makes an assignment for the benefit of creditors or admits in writing its inability to pay its debts generally as they become due; or if any petition for bankruptcy, reorganization, liquidation or arrangement pursuant to federal bankruptcy law, or any similar federal or state law, shall be filed by or against, consented to, or acquiesced in by, Borrower or any general partner or member of Borrower or any indemnitor of any of Borrower's obligations under the Loan; provided, however, if such appointment, adjudication, petition or proceeding was involuntary and not consented to by Borrower or such general partner or member of Borrower or indemnitor, then upon the same not being discharged, stayed or dismissed within thirty (30) days thereof;

         (h) if Borrower shall be in default beyond any notice or grace period, if any, under any other deed of trust or security agreement covering any part of the Property without regard to its priority relative to this Deed of Trust; provided, however, this provision shall not be deemed a waiver of the provisions hereof prohibiting further encumbrances affecting the Property or any other provision of this Deed of Trust;

         (i) if the Property becomes subject (i) to any Lien other than a Lien for real estate taxes and assessments not yet due and payable, or (ii) to any mechanic's, materialman's or other Lien, and such Lien shall not be discharged (by payment, bonding, or otherwise) within thirty (30) days unless contested in accordance with the terms hereof;

         (j) if Borrower discontinues the operation of the Property for reasons other than repair or restoration arising from a casualty or Taking, or if Borrower is enjoined by any court or other Governmental Authority from continuing the operation of its business, including, without limitation, entering into Leases or performing its obligations thereunder, which injunction is not released or stayed, for forty-five (45) days;

         (k) if Borrower or any general partner or member of Borrower shall institute or cause to be instituted any proceeding for the termination or dissolution of Borrower or any such general partner or member;

         (l) if the Property, or any part thereof, is subjected to waste or to removal, demolition or material alteration so that the value of the Property is materially diminished thereby; and Lender determines that it is not adequately protected from any loss, damage or risk associated therewith;

         (m) if any judgment, writ, warrant of attachment or execution or similar process is issued or levied against the Property and is not released, vacated or fully bonded within thirty (30) days after its issue or levy; or

         (n) if Borrower shall fail to perform any of the other terms, covenants or conditions of the Note, this Deed of Trust or any other Loan Document, other than as set forth in (a) through (m) above, for thirty (30) days after notice from Lender, provided that if such default is susceptible of cure but cannot reasonably be cured within such thirty (30) day period and Borrower shall have commenced to cure such default within such thirty (30) day period and thereafter diligently and expeditiously proceeds to cure the same, such thirty (30) day period shall be extended for so long as it shall require Borrower in the exercise of due diligence to cure such default up to but not exceeding a maximum period of ninety (90) days.

         Section 11.2 Remedies. (a) Remedies Available. During the existence of any Event of Default, Lender and, upon request of Lender, Trustee may, in addition to any other rights or remedies available to it hereunder, at law or in equity, take such action, without notice or demand, as it deems advisable to protect and enforce any one or more or its rights against Borrower and in and to the Property, including, without limitation, the following actions:

         (i) declare all or any portion of the unpaid Debt to be immediately due and payable; provided, however, that upon the occurrence of any of the events specified in Section 11.1(h) the entire Debt will be immediately due and payable without notice or demand or any other declaration of the amounts due and payable;

         (ii) enter into or upon the Property, either personally or by its agents, nominees or attorneys, and dispossess Borrower and its agents and servants therefrom, with or without a sale by Trustee of the Property pursuant to the power of sale provided herein and without applying for a receiver for the Rents and without any payment of rent or other compensation to Borrower, but subject to the rights of the tenants under the Leases. Thereupon Lender or Trustee may (A) use, operate, manage, control, insure, maintain, repair, restore and otherwise deal with any or all of the Property and conduct the business thereat, (B) make alterations, additions, renewals, replacements and improvements to or on any of the Property, (C) exercise all rights and powers of Borrower with respect to all or any portion of the Property, whether in the name of Borrower or otherwise, including, without limitation, the right to make, cancel, enforce or modify leases and contracts, obtain and evict tenants, and demand, sue for, collect and receive all earnings, revenues, rents, issues, profits and other income of the Property, and (D) apply the receipts from the Property to the payment of the Debt, after deducting therefrom all expenses (including, without limitation, reasonable attorneys' fees and disbursements) reasonably incurred in connection with the aforesaid operations and all amounts necessary to pay the taxes, assessments, insurance and other charges in connection with the Property, as well as just and reasonable compensation for the services of Lender's and Trustee's third-party agents;

         (iii) have an Appraisal or other valuation of the Property performed by an Appraiser (and Borrower covenants and agrees it shall cooperate in causing any such valuation or Appraisal to be performed) and any cost or expense incurred by Lender or Trustee, as the case may be, in connection therewith shall constitute a portion of the Debt and be secured by this Deed of Trust and shall be immediately due and payable to Lender or Trustee, as the case may be, with interest, at the Default Rate, until the date of payment to Lender or Trustee, as the case may be;

         (iv) sell all or any portion of the Property and any or all estate, claim, demand, right, title and interest of Borrower therein and rights of redemption thereof, pursuant to power of sale or otherwise, at one or more sales, in whole or in parcels, in any order or manner, at such time and place, upon such terms and after such notice thereof as may be required or permitted by law, at the discretion of Lender or Trustee, and in the event of a sale of less than all of the Property, this Deed of Trust shall continue as a lien on the remaining portion of the Property;

         (v) institute an action, suit or proceeding in equity for the specific performance of any covenant, condition or agreement contained in any of the Loan Documents;

         (vi) recover judgment on the Note or any guaranty either before, during or after (or in lieu of) any proceedings for the enforcement of this Deed of Trust;

         (vii) apply, ex parte, for the appointment of a custodian, trustee, receiver, liquidator or conservator of the Property or any part thereof, irrespective of the adequacy of the security for the Debt and without regard to the solvency of Borrower or of any Person liable for the payment of the Debt, and such receiver or other official shall have all rights and powers permitted by applicable law and such other rights and powers as the court making such appointment may confer, but the appointment of such receiver or other official shall not impair or in any manner prejudice the rights of Lender or Trustee to receive the Rent with respect to any of the Property pursuant to this Deed of Trust or the Assignment;

         (viii) require Borrower or any receiver appointed to collect the Rents to pay Lender monthly in advance the fair and reasonable rental value for any portion of the Property used or occupied by Borrower. Upon demand by Lender, Trustee or such receiver, Borrower shall immediately vacate and surrender possession to Lender, Trustee or such receiver. In default thereof, Borrower may be evicted by Lender, Trustee or such receiver by summary proceedings or otherwise;

         (ix) commence proceedings for foreclosure of this Deed of Trust in the manner provided by law for the foreclosure of a real property mortgage; or

         (x) pursue any or all such other rights or remedies as Lender or Trustee may have under applicable law or in equity (including specifically that of foreclosure of this instrument as though it were a Mortgage).

Each of the foregoing remedies may be pursued individually, concurrently or otherwise, at such time and in such order as Lender or Trustee may determine, in its sole discretion, without impairing or otherwise affecting any other rights and remedies of Lender or Trustee hereunder, at law or in equity.

         (b) If the Lender elects to cause the Property or any portion thereof to be sold pursuant to the power of sale, Trustee shall sell the Property in accordance with the following:

                  (i) Trustee may cause any such sale or other disposition to be commenced immediately upon the occurrence of any Event of Default, or Trustee may delay commencement of any such sale or other disposition for such period of time as Lender deems to be in its best interest. Should Lender desire that more than one such sale or other disposition be conducted, Lender may, at its option, cause Trustee to conduct such sales simultaneously, or successively, on the same day, or at such different days or times and in such order as Lender may deem to be in its best interest.

                  (ii) Thereafter, Trustee shall record and give such notice of Trustee's sale as then required by law and, after the expiration of such time as may be required by law, may sell the Property at the time and place specified in the notice of sale, as a whole or in separate parcels as directed by Lender, or by Borrower to the extent required by law, at public auction to the highest bidder for cash in lawful money of the United States, payable at time of sale, all in accordance with applicable law. Lender, from time to time, also may rescind any notice of default or Event of Default theretofore given and such notice of its election to sell the Property. The exercise by Lender of such right of postponement or rescission shall not constitute a waiver of any default or Event of Default then existing or subsequently occurring nor impair the right of the Lender to give notice of default or Event of Default and notice of its election to sell the Property or otherwise affect any provision of this Deed of Trust or any of the other Loan Documents.

                  (iii) In the event of a sale or other disposition of the Property or any portion thereof and the execution of a deed or other conveyance pursuant thereto, the recitals therein of facts, such as default or Event of Default hereunder, the giving of notice of such default or Event of Default and notice of sale, demand that such sale should be made, postponement of such sale, the terms of sale, the sale, the purchase, payment of purchase money and other facts affecting the regularity or validity of such sale or disposition shall be conclusive proof of the truth of such facts, and any such deed or conveyance shall be conclusive against all Persons as to all matters and facts recited therein.

                  (iv) Trustee may, and upon the request of Lender shall, adjourn from time to time any sale by it to be made under or by virtue of this Deed of Trust by announcement at the time and place appointed for such sale or for such adjourned sale or sales and, except as otherwise provided by any applicable provision of Legal Requirements, Trustee, without further notice or publication, may make such sale at the time and place to which the same shall be so adjourned.

         (c) Application of Proceeds. The purchase money proceeds or avails of any sale made under or by virtue of this Section 11.2, together with any other sums which then may be held by Lender or Trustee under this Deed of Trust, whether under the provisions of this Section 11.2 or otherwise, shall be applied as follows, unless otherwise required by applicable law:

                             First: To the payment of the third-party costs and
               expenses reasonably incurred in connection with any such sale and to advances, fees and expenses, including, without limitation, reasonable fees and expenses of Trustee and of Trustee's and Lender's legal counsel, and of any judicial proceedings wherein the same may be made, and of all expenses, liabilities and advances reasonably made or incurred by Lender and Trustee under this Deed of Trust, together with interest as provided herein on all such expenses, liabilities and advances made by Lender or Trustee, as the case may be;

                             Second: To the payment of the whole amount then
               due, owing and unpaid upon the Note for principal and interest, with interest on the unpaid principal at the Default Rate from the date of the occurrence of the earliest Event of Default that formed a basis for such sale until the same is paid in full;

                             Third: To the payment of any other Debt required to
              be paid by Borrower pursuant to any provision of this Deed of Trust, the Note, or any of the other Loan Documents; and

                             Fourth: The surplus, if any, to the Person or
              Persons legally entitled thereto.

Lender, Trustee and any receiver or custodian of all or any portion of the Property shall be liable to account for only those rents, issues, proceeds and profits actually received by it.

         (d) Rights Pertaining to Sales. (i) Lender may adjourn from time to time any sale to be made under or by virtue of this Deed of Trust by announcement at the time and place appointed for such sale or adjourned sale. Except as otherwise provided by any applicable Legal Requirements, Lender, without further notice or publication, may make such sale at the time and place to which the same shall be so adjourned.

         (ii) Upon the completion of any sale made by Trustee under or by virtue of this Section, Trustee, or any officer of any court empowered to do so, shall execute and deliver to any accepted purchaser good and sufficient instruments granting, conveying, assigning and transferring all estate, right, title and interest in and to the Property sold without any covenant or warranty whatsoever express or implied, or as otherwise determined by Lender. Trustee is hereby irrevocably appointed the true and lawful attorney-in-fact of Borrower (coupled with an interest), in its name and stead, to make all necessary conveyances, assignments, transfers and deliveries of the Property so sold. For that purpose Trustee may execute all necessary instruments of conveyance, assignment, transfer and delivery, and substitute one or more Persons with like power. Borrower hereby ratifies and confirms all that such attorney-in-fact or substitutes shall lawfully do by virtue hereof. Borrower, if so requested by Lender or Trustee, shall ratify and confirm any such sale by executing and delivering to Lender or any purchaser all such instruments as Lender deems necessary or desirable. Any sale made pursuant to this Section, whether by power of sale or otherwise, shall operate to divest all the estate, right, title, interest, claim and demand whatsoever, whether at law or in equity of Borrower in and to the Property so sold, and shall, to the fullest extent permitted by Legal Requirements, be a perpetual bar both at law and in equity against Borrower and against any and all Persons claiming or who may claim the same, or any part thereof, from, through or under Borrower.

         (iii) In the event of any sale made pursuant to this Section 11.2, the entire Debt immediately thereupon shall become due and payable, anything in the Loan Documents to the contrary notwithstanding.

         (iv) Upon any sale made pursuant to this Section 11.2, Lender may bid for and acquire all or any portion of the Property. In lieu of paying cash therefor, Lender or Trustee may make settlement for the purchase price by crediting against the Debt the net sales price after deducting therefrom the expenses of the sale and the costs of the action.

         (e) No Release. No recovery of any judgment by Lender or Trustee and no levy of an execution under any judgment upon the Property or upon any other property of Borrower shall release or impair the lien of this Deed of Trust upon the Property, or any liens, rights, powers or remedies of Lender or Trustee hereunder until the Debt is paid in full.

         (f) Tenancy at Sufferance. Unless Lender, Trustee or the purchaser of the Property pursuant to any sale thereof resulting from the exercise of Lender's or Trustee's rights hereunder would have the right automatically to cause Borrower or any Person in possession of the Property to be evicted therefrom immediately upon such sale, any sale of the Property pursuant to this Deed of Trust, without further notice, shall create the relation of landlord and tenant at sufferance between the purchaser and Borrower or any Person in possession of the Property through Borrower, and upon failure of Borrower or such Person to surrender possession thereof immediately, Borrower or such Person may be removed by a writ of possession of the purchaser in any court having jurisdiction.

         Section 11.3 Interest After Default. If any portion of the Debt is not paid when due (whether by acceleration or otherwise), and after any applicable grace period, then Borrower shall pay interest at the Default Rate on the entire outstanding principal balance of the Debt from the date on which such amount first becomes due until the earlier of the cure of all Events of Default or the payment of the entire amount due to Lender, whether or not any action shall have been taken or proceeding commenced to recover the same or to sell the Property. All unpaid and accrued interest shall be secured by this Deed of Trust as part of the Debt. Nothing in this Section 11.3 or in any other provision of this Deed of Trust shall constitute an extension of the time for payment of the Debt.

         Section 11.4 Borrower's Actions After Default. After the happening of any Event of Default and immediately upon the commencement of any action, suit or other legal proceedings by Lender in connection therewith, Borrower shall (a) after receipt of notice of the institution of any such action, waive the issuance and service of process and enter its voluntary appearance in such action, suit or proceeding, (b) if required by Lender or Trustee, consent to the appointment of a receiver or receivers of the Property and of all the earnings, revenues, rents, issues, profits and income thereof, and (c) waive any defense Borrower might have for the failure of Lender or Trustee to make any tenants party defendants to a foreclosure proceeding or to foreclose their rights in any such proceeding.

         Section 11.5 Control by Lender After Default. Notwithstanding the appointment of any custodian, receiver, liquidator or trustee of Borrower, any of its property, or the Property, to the extent permitted by Legal Requirements, Lender or Trustee shall be entitled to obtain possession and control of all of the Property in accordance with the terms hereof.

         Section 11.6 Right to Cure Defaults. Upon the occurrence of any Event of Default hereunder, Lender, Trustee or their agents, without notice to or demand on Borrower and without releasing Borrower from any obligation hereunder, may, but without obligation to do so, perform, pay or otherwise cure any defaulted obligation of Borrower in such manner and to such extent as Lender may deem necessary to protect the Property or the lien of this Deed of Trust. Lender, Trustee and their agents are authorized to enter upon the Property, or appear in, defend, or bring any action or proceeding, to protect Lender's interest in the Property, cause the sale of the Property or collect the Debt. Trustee's or Lender's costs, as the case may be, and expenses in connection with this Section 11.6 (including reasonable attorneys' fees to the extent permitted by law), shall (i) constitute a portion of the Debt, (ii) be due and payable to Lender or Trustee, as the case may be, upon demand and (iii) accrue interest at the Default Rate from the date so demanded to the date Lender or Trustee, as the case may be, is paid in full.

         Section 11.7 Recovery of Sums Required to Be Paid. Lender shall have the right from time to time to take action to recover any sums which constitute a part of the Debt as the same become due and payable hereunder (after the expiration of any grace period or the giving of any notice herein provided, if any), without regard to whether the balance of the Debt shall be due, and without prejudice to the right of Lender thereafter to bring an action of foreclosure, or any other action, for any default by Borrower existing at the time such earlier action was commenced.

         Section 11.8 Marshaling and Other Matters. Borrower hereby waives, to the fullest extent permitted by law, the benefit of all appraisement, valuation, stay, extension, reinstatement, redemption (both equitable and statutory) and homestead laws now or hereafter in force and all rights of marshaling in the event of any sale hereunder of any of the Property or any interest therein. Borrower hereby expressly waives all rights of redemption from sale, whether equitable or statutory, under any order or decree of foreclosure of this Deed of Trust. Such waiver shall bind Borrower, and every Person acquiring any interest in or title to any of the Property subsequent to the date hereof and all other Persons, to the fullest extent permitted by applicable law.

         Section 11.9 No Impairment; No Releases. The interests and rights of Lender under the Loan Documents shall not be impaired by any indulgence, including (i) any renewal, extension or modification which Lender may grant with respect to any of the Debt; (ii) any surrender, compromise, release, renewal, extension, exchange or substitution which Lender may grant with respect to any of the Property; or (iii) any release or indulgence granted to any maker, endorser, guarantor or surety of any of the Debt.


                    ARTICLE XII. NEGATIVE COVENANTS REGARDING
                      INDEBTEDNESS AND CHANGES IN BORROWER

         Section 12.1 Negative Covenants Regarding Indebtedness and Changes in Borrower. Borrower hereby represents, warrants and covenants that it shall not:

         (a) dissolve, terminate or materially amend the terms of its certificate of incorporation, articles of organization, operating agreement or partnership agreement, as applicable;

         (b) enter into any transaction to merge, consolidate, liquidate or dissolve (or suffer any liquidation or dissolution), or acquire by purchase or otherwise all or substantially all the business or assets of, or any stock or other evidence of beneficial ownership of, any Person;

         (c) guarantee, indemnify or otherwise become liable on or in connection with any obligation of any other Person;

         (d) at any time own any encumbered asset other than (i) the Property, and (ii) incidental personal property necessary for the operation of the Property;

         (e) at any time be engaged directly or indirectly, in any business other than the ownership, management and operation of the Property;

         (f) enter into any contract or agreement with any general partner, principal, member or Affiliate of Borrower or any Affiliate of the general partner or member of Borrower except upon terms and conditions that are intrinsically fair and substantially similar to those that would be available on an arm's-length basis with third parties other than an Affiliate;

         (g) incur, create or assume any indebtedness, secured or unsecured, direct or contingent (including guaranteeing any obligation), other than (i) the Loan, and (ii) indebtedness which represents trade payables or accrued expenses incurred in the ordinary course of business of owning and operating the Property. No other debt may be secured (senior, subordinate or pari passu) by the Property;

         (h) make any loans or advances to any third party (including any Affiliate);

         (i) become insolvent or fail to pay its debt from its assets as the same shall become due;

         (j) fail to do all things necessary to preserve its existence as a Special-Purpose Entity, nor shall Borrower, any partner, limited or general, member or shareholder thereof, amend, modify or otherwise change its partnership certificate, partnership agreement, articles of organization, operating agreement, articles of incorporation or by-laws in a manner which adversely affects Borrower's existence as a Special-Purpose Entity;

         (k) fail to conduct and operate its business as presently conducted and operated;

         (l) fail to maintain books and records and bank accounts separate from those of its Affiliates, including its members or general partners, as applicable;

         (m) fail to at all times hold itself out to the public as a legal entity separate and distinct from any other entity (including any Affiliate thereof, including the general partner or any member of Borrower or any Affiliate of the general partner or any member of Borrower, as applicable);

         (n) fail to file its own tax returns;

         (o) fail to maintain adequate capital for the normal obligations reasonably foreseeable in a business of its size and character and in light of its contemplated business operations;

         (p) seek the dissolution or winding up, in whole or in part, of Borrower;

         (q) commingle the funds and other assets of Borrower with those of any general partner, any member, any Affiliate or any other Person;

         (r) fail to maintain its assets in such a manner that it is not costly or difficult to segregate, ascertain or identify its individual assets from those of any Affiliate or any other Person; and

         (s) hold itself out to be responsible for the debts or obligations of any other Person.

                     ARTICLE XIII. ENVIRONMENTAL COMPLIANCE

         Section 13.1 Indemnity. (a) Borrower hereby assumes liability for, and agrees to pay, protect, defend, indemnify and save Lender harmless from and against any and all Costs which may be imposed upon, incurred by or asserted or awarded against Lender and Trustee or the Property, and arising directly or indirectly from: (i) the violation or alleged violation of any Environmental Laws relating to or affecting the Property, whether or not caused by or within the control of Borrower; (ii) the actual or alleged presence, release or threat of release of, or exposure to any Hazardous Materials on, in, under or affecting all or any portion of the Property or any surrounding areas, regardless of whether or not caused by or within the control of Borrower; (iii) any actual or alleged personal injury or property damage arising out of or related to Hazardous Materials and the Property; (iv) any acts or omissions that exacerbate an existing condition at the Property or that give rise to liability under any Environmental Law; (v) the failure by Borrower to comply fully with the terms and conditions of Article XIII of this Deed of Trust; (vi) the breach of any representation or warranty contained in Article XIII of this Deed of Trust;
(vii) the enforcement of Article XIII of this Deed of Trust; (viii) complying with Environmental Laws in connection with the Property or surrounding areas or
(ix) assessment, investigation, containment, monitoring, remediation and/or removal of any and all Hazardous Materials from the Property or any surrounding areas.

         (b) Notwithstanding any provision hereof to the contrary, Borrower shall have no liability under this Deed of Trust with respect to Costs relating to Hazardous Materials which are initially placed on, in or under the Property after the earlier of (i) Lender or Trustee taking actual possession and control of the Property following an Event of Default, and (ii) Lender or Trustee exercising the power of sale contained herein or otherwise taking title to the Property. Borrower shall have no liability under this Deed of Trust to Lender or Trustee, as the case may be, with respect to Costs which result directly and solely from Trustee's or Lender's, as the case may be, willful misconduct or gross negligence.

         (c) Borrower's obligation to defend Lender hereunder shall include defense at both the trial and appellate levels and shall be with attorneys, consultants and experts acceptable to Lender.

         Section 13.2 Representations Regarding Hazardous Materials. Borrower hereby represents and warrants to and covenants and agrees with Lender as follows:

         (a) The Property and all businesses or operations conducted thereon are in compliance with all Environmental Laws;

         (b) No Hazardous Materials have been disposed of on or released (as used herein, "release" shall have the meaning provided in 42 U.S.C. ss. 9601(22)) at, onto or under the Property by Borrower or, to the Borrower's best knowledge, after due inquiry and investigation, by any other Person;

         (c) No Hazardous Materials are located in, on or under, or have been handled, generated, stored, processed or discharged from the Property by Borrower or, to the Borrower's best knowledge, after due inquiry and investigation, by any other Person, except for those substances used by Borrower or tenants of the Property in the ordinary course of their business or for ordinary living activities in compliance with all Environmental Laws and not reasonably expected to give rise to liability under Environmental Laws;

         (d) The Property is not subject to any private or governmental lien or judicial or administrative notice or action relating to or arising under Environmental Laws;

         (e) There are no underground storage receptacles or surface impoundments, landfills or dumps for Hazardous Materials on the Property;

         (f) Borrower has received no notice of, and to the best of Borrower's knowledge and belief, there exists no investigation, action, proceeding or claim by any Governmental Authority or by Person which could result in any liability, penalty, sanction or judgment under any Environmental Laws with respect to any condition, use or operation of the Property, nor does Borrower know of any basis for any of the foregoing;

         (g) Except as previously disclosed to Lender in writing, there is no asbestos-containing material or lead-based paint at the Property, nor are there any PCBs, endangered species habitats or wetlands at the Property;

         (h) Borrower has received no notice that, and to the best of Borrower's knowledge and belief, there has been no claim by any Person that any use, operation or condition of the Property has caused any nuisance or any other liability or adverse condition on, in or under any other property, nor does Borrower know of any basis for such a claim;

         (i) Except as previously disclosed in writing to Lender, Borrower has not knowingly waived or released any Person from liability with regard to Hazardous Materials in, on, under or around the Property, nor retained or assumed, contractually or otherwise, any other Person's liability relative to Hazardous Materials or any claim, action or proceeding relating thereto; and

         (j) Neither the Property nor any other property owned by Borrower (i) is included or, to Borrower's knowledge, after due inquiry, proposed for inclusion on the National Priorities List issued pursuant to CERCLA by the United States Environmental Protection Agency (the "EPA") or on any of the inventories of other potential "Problem" sites issued by the EPA or other applicable Governmental Authority nor (ii) otherwise identified by the EPA as a potential CERCLA site or included or, to Borrower's knowledge, after due inquiry, proposed for inclusion on any such list or inventory issued pursuant to any other Environmental Law or issued by any other Governmental Authority.

         Section 13.3 Covenants, Representations and Warranties. (a) Borrower shall, and shall cause all property managers, agents, employees, tenants and other permitted occupants of the Property to: (i) comply with all applicable Environmental Laws, (ii) keep or cause the Property to be kept free from Hazardous Materials (except those substances used by Borrower or tenants of the Property in the ordinary course of their business, in compliance with, and not likely to give rise to liability under, Environmental Laws, (iii) not install or use, or permit the installation or use of, any underground receptacles containing Hazardous Materials on the Property, (iv) expressly prohibit the use, generation, handling, storage, production, release, processing and disposal of Hazardous Materials by all future tenants of the Property (except those substances used by such tenants in the ordinary course of their business, in compliance with, and not likely to give rise to liability under, Environmental
Laws) and use all reasonable efforts to prevent existing tenants from taking any such actions, (v) in any event not install on the Property or permit to be installed on the Property polychlorinated biphenyls, urea formaldehyde, insulation, asbestos or any substance containing asbestos or any material containing lead-based paint, and (vi) prohibit the disposal and/or release of any Hazardous Materials on, at, beneath, or near the Property.

         (b) Borrower immediately shall notify Lender in writing should Borrower become aware of (i) any release of Hazardous Materials or other actual or potential environmental problem or liability with respect to or affecting the Property, (ii) any lien, action or notice of violation or potential liability affecting the Property or Borrower arising under any Environmental Law, (iii) the institution of any investigation, inquiry or proceeding concerning Borrower or the Property pursuant to any Environmental Law or otherwise relating to Hazardous Materials, or (iv) the discovery of any occurrence, condition or state of facts which would render any representation or warranty contained in this Deed of Trust incorrect in any respect if made at the time of such discovery. Borrower shall promptly transmit to Lender copies of any and all citations, orders, notices or, upon written request of Lender, other communications relating to any of the foregoing.

         (c) Regardless of the source of contamination, Borrower shall, at its sole expense, promptly take or cause to be taken all actions necessary or advisable for the clean-up of the Property and other property affected by contamination in, on, under or at the Property, including, without limitation, all investigative, monitoring, removal, containment and remedial actions, in accordance with all applicable Environmental Laws (and in all events in a manner satisfactory to the applicable Governmental Authority and Lender). Borrower shall further pay or cause to be paid, at no expense to Lender or Trustee, all clean-up, administrative and enforcement costs of the applicable Governmental Authority which may be asserted against the Property. In the event Borrower fails to do so, or following an Event of Default, Lender or Trustee, at its sole election, may cause the Property or other affected property to be freed from any Hazardous Materials or otherwise brought into compliance with Environmental Laws. Any cost incurred in connection therewith shall be included in Costs. Borrower hereby grants to Lender and Trustee access to the Property and an irrevocable license to remove any items deemed by Lender to be Hazardous Materials and to do all things Lender shall deem necessary or prudent to bring the Property into compliance with all Environmental Laws. However, Lender and Trustee shall have no obligation to inspect or clean up any Hazardous Materials. Lender and Trustee shall not be deemed a generator of any Hazardous Materials removed from the Property.

         (d) Upon the request of Lender or Trustee, at any time (i) after an Event of Default or (ii) Lender or Trustee has reasonable grounds to believe that (x) Hazardous Materials are or have been released, stored or disposed of on, in, under or around the Property or (y) the Property may be in violation of Environmental Laws, Borrower shall cause an investigation or audit of the Property to be undertaken by a hydrogeologist, environmental engineer or other appropriate consultant approved by Lender, to determine whether any Hazardous Materials are located on, at, beneath, or near the Property and/or whether the Property is in compliance with Environmental Laws, provided that Lender shall cause such consultant to return the Property to a physical condition reasonably similar to its condition prior thereto, after completion of any physical investigation or audit of the Property. The scope of any investigation or audit shall be approved by Lender. If Borrower fails to provide reports of such investigation or audit within thirty (30) days after such request, Lender may, but shall have no obligation to, order the same. Borrower hereby grants to Lender, Trustee and their contractors access to the Property and an irrevocable license to undertake such investigation or audit. All costs of any such investigation or audit shall be included in Costs and shall be paid by Borrower in accordance with the terms of Section 13.4 (c) hereof.

         (e) In the event that a Lien is filed against the Property pursuant to any Environmental Law, Borrower shall, within thirty (30) days from the date that Borrower receives notice of such Lien (but in any event ten (10) days prior to the date of any sale contemplated pursuant to such Lien, either (i) pay the claim and remove the Lien from the Property, or (ii) furnish (A) a bond satisfactory to Lender in the amount of the claim out of which the Lien arises,
(B) a cash deposit in the amount of the claim out of which the Lien arises, (C) other security reasonably satisfactory to Lender in an amount sufficient to discharge the claim out of which the Lien arises, or (D) security in a form and amount satisfactory to the applicable Governmental Authority pursuant to a valid consent or other order, and Borrower shall promptly remove or arrange for the removal of the Lien. Notwithstanding the foregoing, Borrower shall use its best efforts to take all actions and make all payments necessary or prudent to prevent a sale pursuant to any Lien.

         (f) The amount of Borrower's liability hereunder is unrelated to the amount of the Loan and any failure of the Loan to be repaid in full. The enforcement of this Deed of Trust by Lender or Trustee shall not be construed by Borrower as an indirect attempt to recover any Loan deficiency or loss relating to the failure of the Loan to be repaid in full. Borrower acknowledges that it may have liability hereunder even if the Loan is repaid in full by reason of a full credit bid at any sale under this Deed of Trust, and that the amount of Borrower's liability hereunder could exceed the entire amount paid by Borrower for the Property.

         Section 13.4 Indemnification Procedures. (a) If any action, proceeding, litigation or claim shall be brought or asserted against Lender or Trustee for any matter which Lender or Trustee is indemnified hereunder (each, a "Claim"), Lender or Trustee, as the case may be, shall notify Borrower in writing thereof and Borrower shall promptly assume the defense thereof, including, without limitation, the employment of counsel acceptable to Lender or Trustee, as the case may be, and the negotiation of any settlement. Any failure of Lender or Trustee to notify Borrower of such matter shall not impair or reduce the obligations of Borrower hereunder. Lender and Trustee shall have the right, at the expense of Borrower (which expense shall be included in Costs), if Lender or Trustee has reason to believe that its interests are not being adequately represented or diverge from other interests being represented by such counsel, to employ separate counsel in any such action and to participate in the defense thereof. In the event Borrower shall fail to discharge or undertake to defend Lender or Trustee, as the case may be, against any Claim, such failure shall constitute an Event of Default and Lender or Trustee, as the case may be, may, at its sole election, defend or settle such Claim. The liability of Borrower to Lender and Trustee hereunder for any settlement by Lender or Trustee, as the case may be, shall be conclusively established by any settlement entered into by Lender or Trustee, as the case may be, in good faith, and such good faith shall be conclusively established if the settlement is made on the advice of independent legal counsel for Lender or Trustee, as the case may be. The amount of Borrower's liability hereunder shall include the settlement consideration and all other Costs, which shall be paid by Borrower as provided in Section 13.4 (c) below. Costs incurred in connection with a Claim shall be reimbursed by Borrower without the requirement of waiting for the ultimate outcome of such Claim.

         (b) Without the prior written consent of Lender or Trustee, as the case may be, Borrower shall not settle or compromise any Claim in any manner or consent to the entry of any judgment (i) in which the claimant or plaintiff does not unconditionally release Lender or Trustee, as the case may be, from all liability and obligations in respect of such Claim and obtain a dismissal of such Claim with prejudice; or (ii) that may adversely affect Lender or Trustee, as the case may be, (as determined in the sole discretion of Lender or Trustee, as the case may be) or obligate Lender or Trustee, as the case may be, to pay any sum or perform any obligation.

         (c) Borrower shall pay to Lender or Trustee, as the case may be, any and all Costs within ten (10) days after written notice from Lender or Trustee, as the case may be. All Costs shall be immediately reimbursable to Lender or Trustee, as the case may be, or, upon request of Lender or Trustee, as the case may be, paid directly to the party sending a bill or other statement to Lender or Trustee, as the case may be. Any Costs not paid within the aforementioned ten
(10) day period shall bear interest at the Default Rate from the date such notice is given until the date paid in full.

         Section 13.5 General Provisions. (a) If at any time all or any part of any payment received by Lender or Trustee, as the case may be, pursuant to this Deed of Trust shall be rescinded or returned for any reason whatsoever, including, without limitation, the insolvency, bankruptcy or reorganization of Borrower, then the obligations of Borrower hereunder shall, to the extent of such rescinded or returned payment, be reinstated and shall continue as though such previous payment received by Lender or Trustee, as the case may be, had never occurred.

         (b) Nothing contained in this Deed of Trust shall prevent or in any way diminish or interfere with any rights or remedies, including, without limitation, the right to cost recovery or contribution, which Borrower may have against any other Person under CERCLA or any other applicable federal, state or local laws, all such rights being hereby expressly reserved.

         (c) At Lender's election, from time to time, Borrower shall agree to reconveyance of this Deed of Trust with respect to any portion of the Property with respect to which Lender believes in good faith Hazardous Materials have been discovered on, at, in, under, or above and have or are or reasonably likely to have a material adverse effect on the Property, Borrower, Lender, Trustee or the lien or priority of this Deed of Trust, or with respect to which Lender believes in good faith an Environmental Law has been or may have been violated which has or is reasonably likely to have a material adverse effect on the Property, Borrower, Lender, Trustee or the lien or priority of this Deed of Trust. Borrower shall, at Borrower's expense, cause any consents, agreements and instruments to be entered into that may be reasonably required by Lender in connection with such reconveyance, including, without limitation, subdivision consents, appropriate surveys, appraisals of the subdivisions, consents of tenants, access agreements, easement agreements, consents of parties to existing agreements and consents of subordinate lienors. Borrower shall pay for any new title insurance policy or endorsement required by Lender in connection with any such release.

         (d) This indemnification and the representations contained in Section
13.2 shall survive the termination of this Deed of Trust whether by repayment of the Debt, exersise of the power of sale hereunder, or otherwise. Nothing in this
Article XIII shall be deemed to deprive Lender or Trustee of any rights or remedies otherwise available to Lender or Trustee, including, without limitation, those rights and remedies provided elsewhere in this Deed of Trust or the other Loan Documents.

                           ARTICLE XIV. MISCELLANEOUS

         Section 14.1 Right of Entry. Lender, Trustee and their agents and employees shall have the right, subject to the rights of tenants under existing and valid Leases, to enter and inspect, and/or take any action permitted hereunder with respect to the Property at all reasonable times and, except in the event of an emergency, upon reasonable notice.

         Section 14.2 No Merger. If Borrower's and Lender's estates become the same, whether by sale by Trustee of the Property, or otherwise, this Deed of Trust and the lien created hereby shall not be destroyed or terminated by the application of the doctrine of merger and Lender shall continue to have and enjoy all of the rights and privileges of Lender as to the separate estates. Upon the a sale by Trustee of the Property, any Leases or subleases then existing and created by Borrower shall not be destroyed or terminated by application of the law of merger or as a result of such sale unless Lender or any purchaser at any such sale shall so elect. No act by or on behalf of Lender or any such purchaser shall constitute a termination of any Lease or sublease unless Lender or such purchaser shall give written notice thereof to such Lessee or sublessee.

         Section 14.3 Tax Reduction Proceedings. During the existence of an Event of Default, Borrower shall be deemed to have appointed Lender and Trustee as its attorneys-in-fact to seek a reduction or reductions in the assessed valuation of the Property for real property tax purposes or for any other purpose and to prosecute any action or proceeding in connection therewith. This power, being coupled with an interest, shall be irrevocable for so long as any part of the Debt remains unpaid and any Event of Default shall be continuing.

         Section 14.4 Attorney-in Fact. At any time during the term of this Deed of Trust and upon the failure of Borrower to act or perform in accordance with the requirements of this Deed of Trust, whether or not an Event of Default has been declared, Lender or Trustee shall be appointed as attorney-in-fact for Borrower to take any action or make any performance on behalf of Borrower at the sole cost and expense of Borrower. Borrower shall reimburse Lender or Trustee, as the case may be, on demand for all costs and expenses incurred by Lender or Trustee, as the case may be, and such amounts not promptly paid by Borrower shall become part of the Debt. Such power shall be irrevocable for so long as any part of the Debt remains unpaid and shall be coupled with an interest.

         Section 14.5 Substitution or Resignation of Trustee. (a) Lender may, without notice or cause, and in Lender's sole discretion, substitute a successor or successors to the Trustee named herein or acting hereunder or fill a vacancy in the position of Trustee hereunder. Upon such appointment, and without conveyance to the successor Trustee, the latter shall be vested with the title, powers and duties conferred upon any Trustee herein named or acting hereunder. Each such appointment and substitution shall be made by written instrument executed and acknowledged by Lender, containing the information required by applicable law. Such instrument shall be recorded in the office in which this Deed of Trust is recorded. Lender shall give such additional notice as may be required by applicable law. The recordation of such instrument in the office in which this Deed of Trust is recorded, shall be conclusive proof of the proper appointment of such successor Trustee.

         (b) Trustee may resign as provided by applicable law and upon such resignation, Lender may appoint a successor Trustee in accordance with Section 14.5(a) hereof.

         Section 14.6 Reconveyance by Trustee. Upon receipt by Trustee of written notice from Lender that the Debt has been fully paid pursuant to the terms hereof and the other Loan Documents and the obligations fully performed in accordance with the provisions hereof and the other Loan Documents and upon surrender of this Deed of Trust and the Note to Trustee for cancellation and retention or, if requested, delivery, then Trustee (and Lender if necessary to clear title), upon payment of Trustee's fees, shall reconvey, without warranty, the Property. The recitals in such reconveyance of any matters or facts shall be conclusive as to the accuracy thereof. The Grantee in such reconveyance may be described as "the Person or Persons legally entitled thereto."


                        ARTICLE XV. RULES OF CONSTRUCTION

         Section 15.1 Rules of Construction. The following provisions shall apply to this Deed of Trust and also to any other Loan Document which expressly states that it incorporates by reference these Rules of Construction, and the application of these provisions to such other Loan Documents shall apply with the same import as though such provisions were fully set forth therein:

         (a) General Rules of Usage. This Article shall apply to each Loan Document as from time to time amended, modified, replaced, restated, extended or supplemented, including by waiver or consent, and to all attachments thereto and all other documents or instruments incorporated therein. When used in any Loan Document governed by this Article: (i) "hereof," "herein," "hereunder" and comparable terms refer to the entire Loan Document in which such terms are used and not to any particular article, section or other subdivision thereof or attachment thereto; (ii) references to any gender include, unless the context otherwise requires, references to all genders, (iii) references to the singular include, unless the context otherwise requires, references to the plural, and vice versa; (iv) "shall" and "will" have equal force and effect; (v) references in a Loan Document to "Article," "Section," "Paragraph" or another subdivision or to an attachment are, unless the context otherwise requires, to an article, section, paragraph or subdivision of or an attachment to such Loan Document,
(vi) "include," "includes" and "including" shall be deemed to be followed by "without limitation" whether or not they are in fact followed by such words or words of like import and (vii) all references to the Property shall include all of the Property or any part or portion of the Property.

         (b) Notices. All notices, consents, approvals, statements, requests, reports, demands, instruments or other communications to be given pursuant to any Loan Document (each, a "notice") shall be in writing and shall be deemed given if addressed to the party intended to receive the same at the address set forth below (i) upon receipt when personally delivered at such address, (ii) four (4) Business Days after the same is deposited in the United States mail as first class registered or certified mail, return receipt requested, postage prepaid, or (iii) one Business Day after the date of delivery of such notice to a nationwide, reputable commercial courier service:

         Lender: Merrill Lynch Mortgage Lending, Inc., 4 World Financial Center 250 Vesey Street
         New York, NY  10080, Attention:  Commercial Mortgage Servicing

         with a copy by the same means sent simultaneously to:

         Seyfarth Shaw, Two Seaport Lane, World Trade Center, Suite 300, Boston,
                  MA 02210 Attention: Andrew M. Pearlstein, Esq.

         and Wachovia Securities URP 4, NC-1075, 8739 Research Drive, Charlotte,
                  North Carolina 28288, Attention: Helena Day

         Borrower: Sunrise Ridge, L.L.C., a Delaware limited liability company having an address of 921 Bergen Avenue , Jersey City, New Jersey, 07306

         Indemnitor: Wilshire Oil Company of Texas, a Delaware corporation having an address of 921 Bergen Avenue, Jersey City, New Jersey, 07306 with a copy of any notice to Borrower or Indemnitor by the same means sent simultaneously to: Wilentz, Goldman & Spitzer, 90 Woodbridge Center Drive, Suite 900, Box 10, Woodbridge, New Jersey, 07095, Attention: Sheldon E. Jaffe

         Trustee: First American Title Insurance Company, 4801 East Washington,
                  #130, Phoenix, AZ 85034, Attention:

         Any party may change the address to which any notice is to be delivered to any other address within the United States of America by furnishing written notice of such change at least fifteen (15) days prior to the effective date of such change to the other parties in the manner set forth above. Rejection or refusal to accept, or inability to deliver because of changed address or because no notice of changed address was given, shall be deemed to be receipt of any such notice. Any notice to an entity shall be deemed to be given on the date specified in this Section (2), as applicable, without regard to when such notice is delivered by the entity to the individual to whose attention it is directed and without regard to the fact that proper delivery may be refused by someone other than the individual to whose attention it is directed. If a notice is received by an entity, the fact that the individual to whose attention it is directed is no longer at such address or associated with such entity shall not affect the effectiveness of such notice. Notices may be given on behalf of any party by such party's attorneys.

         (c) Severability. Whenever possible, each provision of the Loan Documents shall be interpreted in such a manner as to be effective and valid under applicable law, but if any provision of any Loan Document shall be prohibited by or invalid or unenforceable under the applicable law of any jurisdiction with respect to any Person or circumstance, such provision shall be ineffective to the extent of such prohibition, invalidity or unenforceability, without invalidating the remaining provisions of the Loan Document or affecting the validity or enforceability of such provisions in any other jurisdiction or with respect to other Persons or circumstances. To the extent permitted by applicable law, the parties to the Loan Document thereby waive any provision of law that renders any provision thereof prohibited, invalid or unenforceable in any respect.

         (d) Remedies Not Exclusive. No remedy conferred upon or reserved to Lender or Trustee under any Loan Document is intended to be exclusive of any other remedy available to Lender or Trustee under the Loan Document or any other Loan Document, at law, in equity or by statute, and each and every such remedy shall be cumulative and in addition to every other remedy given thereunder or under any other Loan Document or now or hereafter existing at law or in equity. Remedies may be exercised in any order Lender or Trustee elects.

         (e) Liability. If Borrower or Indemnitor consists of more than one Person, the obligations and liabilities of each such Person under such Loan Document shall be joint and several.

         (f) Successors and Assigns. Each Loan Document shall be binding upon Borrower or Indemnitor, as applicable, and their respective successors, assigns, heirs, executors and personal representatives, and shall inure to the benefit of Lender, Trustee and all subsequent holders of the Loan Document and their respective officers, directors, employees, shareholders, agents, successors and assigns. Nothing in any Loan Document, whether express or implied, shall be construed to give any Person (other than the parties thereto and their permitted successors and assigns as expressly provided therein) any legal or equitable right, remedy or claim under or in respect of such Loan Document or any covenants, conditions or provisions contained therein. If any Loan Document is to be recorded, all of the grants, covenants, terms, provisions and conditions of such Loan Document shall run with the land.

         (g) No Oral Modifications. Each Loan Document, and any of the provisions thereof, cannot be altered, modified, amended, waived, extended, changed, discharged or terminated orally or by any act on the part of Borrower, Indemnitor, Lender or Trustee, but only by an agreement in writing signed by the party against whom enforcement of any alteration, modification, amendment, waiver, extension, change, discharge or termination is sought.

         (h) Entire Agreement. Each Loan Document, together with the other applicable Loan Documents, constitutes the entire agreement of the parties thereto with respect to the subject matter thereof and supersedes all prior written and oral agreements and understandings with respect to such subject matter.

         (i) Waiver of Acceptance. Borrower and Indemnitor hereby waive any acceptance of any Loan Document by Lender and Trustee in writing, and the Loan Document shall immediately be binding upon Borrower or Indemnitor, as the case may be.

         (j) Jurisdiction, Court Proceedings. EACH OF BORROWER AND INDEMNITOR, TO THE FULLEST EXTENT PERMITTED BY LAW, HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY, WITH AND UPON THE ADVICE OF COMPETENT COUNSEL, (I) SUBMITS TO PERSONAL, NONEXCLUSIVE JURISDICTION IN THE STATE OF Arizona WITH RESPECT TO ANY SUIT, ACTION OR PROCEEDING BY ANY PERSON ARISING FROM, RELATING TO OR IN CONNECTION WITH THE LOAN DOCUMENT OR THE LOAN, (II) AGREES THAT ANY SUCH SUIT, ACTION OR PROCEEDING MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION SITTING IN Pima COUNTY, Arizona, (III) SUBMITS TO THE JURISDICTION OF SUCH COURTS, (IV) AGREES THAT IT WILL NOT BRING ANY ACTION, SUIT OR PROCEEDING IN ANY FORUM OTHER THAN Pima COUNTY, Arizona (BUT NOTHING HEREIN SHALL AFFECT THE RIGHT OF LENDER OR TRUSTEE TO BRING ANY ACTION, SUIT OR PROCEEDING IN ANY OTHER FORUM), (V) IRREVOCABLY AGREES NOT TO ASSERT ANY OBJECTION WHICH IT MAY EVER HAVE TO THE LAYING OF VENUE OF ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY FEDERAL OR STATE COURT LOCATED IN Arizona AND ANY CLAIM THAT ANY SUCH ACTION, SUIT OR PROCEEDING BROUGHT IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM, AND (VI) CONSENTS AND AGREES TO SERVICE OF ANY SUMMONS, COMPLAINT OR OTHER LEGAL PROCESS IN ANY SUCH SUIT, ACTION OR PROCEEDING BY REGISTERED OR CERTIFIED U.S. MAIL, POSTAGE PREPAID, TO BORROWER OR INDEMNITOR, AS THE CASE MAY BE, AT THE ADDRESS FOR NOTICES DESCRIBED HEREINABOVE AND CONSENTS AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE IN EVERY RESPECT VALID AND EFFECTIVE SERVICE (BUT NOTHING HEREIN SHALL AFFECT THE VALIDITY OR EFFECTIVENESS OF PROCESS SERVED IN ANY OTHER MANNER PERMITTED BY LAW).

         (k) Waiver of Jury Trial. BORROWER, INDEMNITOR AND LENDER, TO THE FULL EXTENT PERMITTED BY LAW, EACH HEREBY KNOWINGLY, INTENTIONALLY AND VOLUNTARILY, WITH AND UPON THE ADVICE OF COMPETENT COUNSEL, WAIVES, RELINQUISHES AND FOREVER FORGOES THE RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING, INCLUDING, WITHOUT LIMITATION, ANY TORT ACTION, BROUGHT BY ANY OF THEM AGAINST THE OTHER BASED UPON, ARISING OUT OF, OR IN ANY WAY RELATING TO OR IN CONNECTION WITH THE LOAN DOCUMENT, THE LOAN OR ANY COURSE OF CONDUCT, ACT, OMISSION, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PERSON (INCLUDING, WITHOUT LIMITATION, SUCH PERSON'S DIRECTORS, OFFICERS, PARTNERS, MEMBERS, EMPLOYEES, AGENTS OR ATTORNEYS, OR ANY OTHER PERSONS AFFILIATED WITH SUCH PERSON), IN CONNECTION WITH THE LOAN OR THE LOAN DOCUMENT, INCLUDING, WITHOUT LIMITATION, IN ANY COUNTERCLAIM WHICH BORROWER OR INDEMNITOR MAY BE PERMITTED TO ASSERT THEREUNDER OR WHICH MAY BE ASSERTED BY LENDER, TRUSTEE OR THEIR AGENTS AGAINST BORROWER OR INDEMNITOR, WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE. THIS WAIVER BY BORROWER AND INDEMNITOR OF THEIR RIGHT TO A JURY TRIAL IS A MATERIAL INDUCEMENT FOR LENDER TO MAKE THE LOAN.

         (l) No Waivers by Lender or Trustee. No delay or omission of Lender or Trustee in exercising any right or power accruing upon any default under any Loan Document shall impair any such right or power or shall be construed to be a waiver of any default under such Loan Document or any acquiescence therein, nor shall any single or partial exercise of any such right or power or any abandonment or discontinuance of steps to enforce such right or power, preclude any other or further exercise thereof or the exercise of any other right or power. Acceptance of any payment after the occurrence of a default under any Loan Document shall not be deemed to waive or cure such default under such Loan Document; and every power and remedy given by the Loan Document to Lender or Trustee may be exercised from time to time as often as may be deemed expedient by Lender or Trustee. Without limiting the generality of the foregoing, any payment made by Lender or Trustee for insurance premiums or Taxes or any other amounts in connection with affecting the Property shall not constitute a waiver of Borrower's or Indemnitor's default in making such payments and shall not obligate Lender or Trustee to make any further payments. Borrower and Indemnitor hereby waive any right to require Lender or Trustee at any time to pursue any remedy in Lender's or Trustee's power whatsoever.

         (m) Waiver of Notice. Except as specifically and expressly provided for in any Loan Document or pursuant to applicable Legal Requirements, neither Borrower nor Indemnitor shall be entitled to any notices of any nature whatsoever from Lender or Trustee. Each of Borrower and Indemnitor hereby expressly waives the right to receive any notice from Lender or Trustee with respect to any matter for which the Loan Document does not specifically and expressly provide for the giving of notice by Lender or Trustee to Borrower or Indemnitor, as the case may be.

         (n) Offsets, Counterclaims and Defenses. Borrower and Indemnitor each hereby knowingly waives the right to assert any counterclaim, other than a compulsory counterclaim, in any action or proceeding brought against either of them by Lender or Trustee. Any assignee of the Loan Document or any successor of Lender shall take the same free and clear of all offsets, counterclaims or defenses which are unrelated to the Loan Document which Borrower or Indemnitor may otherwise have against any assignor of the Loan Document, and no such unrelated counterclaim or defense shall be interposed or asserted by Borrower or Indemnitor in any action or proceeding brought by any such assignee under such Loan Document. Any such right to interpose or assert any such unrelated offset, counterclaim or defense in any such action or proceeding is hereby expressly waived by Borrower and Indemnitor.

         (o) Restoration of Rights. In case Lender or Trustee shall have proceeded to enforce any right under any Loan Document by power of sale, entry or otherwise, and such proceedings shall have been discontinued or abandoned for any reason or shall have been determined adversely to Lender or Trustee, then, in every such case, Borrower, Indemnitor, Lender and Trustee shall be restored to their former positions and rights thereunder.

         (p) TIME OF THE ESSENCE. TIME SHALL BE OF THE ESSENCE IN THE PERFORMANCE OF ALL OBLIGATIONS OF BORROWER AND INDEMNITOR UNDER THE LOAN DOCUMENT.

         (q) Governing Law. Each Loan Document shall be governed by, and construed in accordance with, the laws of the State where the Property is located, except to the extent that the applicability of any of such laws may now or hereafter be preempted by Federal law, in which case such Federal law shall so govern and be controlling.

         (r) Savings Clause. Borrower agrees to an effective rate of interest that is the rate stated in the Note plus any additional rate of interest resulting from any other charges in the nature of interest paid or to be paid by or on behalf of Borrower, or any benefit received or to be received by Lender, in connection with the Loan. Each Loan Document is subject to the express condition that at no time shall Borrower be obligated or required to pay interest on the Debt at a rate which could subject Lender to either civil or criminal liability as a result of being in excess of the maximum interest rate which Borrower is permitted by applicable law to contract or agree to pay. If, by the terms of any Loan Document, Borrower is at any time required or obligated to pay interest on the Debt at a rate in excess of such maximum rate, the rate of interest shall be deemed to be immediately reduced to such maximum rate and the interest payable shall be computed at such maximum rate and all previous payments in excess of such maximum rate shall be deemed to have been payments in reduction of the principal and not on account of the interest due hereunder. All sums paid or agreed to be paid to Lender for the use, forbearance, or detention of the Debt shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full stated term of the Note until payment in full so that the rate or amount of interest on account of the Debt does not exceed the applicable maximum lawful rate of interest from time to time in effect. This provision shall supersede any inconsistent provision of this or any other Loan Document.

         (s) Sole Discretion of Lender. Wherever pursuant to any Loan Document, Lender has the right to consent to or approve any matter, or when any arrangement or term is to be satisfactory to Lender or is in Lender's discretion, the decision of Lender to consent or approve or deny consent or disapprove such matter or to decide that arrangements or terms are satisfactory or acceptable or not satisfactory or acceptable shall be in the sole discretion of Lender and shall be final and conclusive, except as may be otherwise specifically provided therein. In addition, Lender shall have the right to refuse to grant its consent, approval or acceptance or to indicate its satisfaction whenever such consent, approval, acceptance or satisfaction shall be required under the Loan Document.

         (t) Counterparts. Any Loan Document may be executed in any number of separate counterparts, each of which, when so executed and delivered, shall be deemed an original, but all of which, collectively and separately, shall constitute one and the same Loan Document. All signatures need not be on the same counterpart.

         (u) Exhibits Incorporated; Headings. Any exhibits attached to the Loan Documents and any provisions of other Loan Documents incorporated by reference to herein, shall be deemed to be incorporated therein with the same effect as if fully set forth in the body thereof. The headings and captions of the various articles, sections and paragraphs of the Loan Document are for convenience of reference only and shall not be construed as modifying, defining or limiting, in any way, the scope or intent of the provisions thereof.

         (v) No Joint Venture or Partnership. Borrower, Indemnitor and Lender intend that the relationship created under the Loan Document be solely that of mortgagor and mortgagee, borrower and lender, or indemnitor and lender, as the case may be. Nothing therein is intended to create a joint venture, partnership, tenancy-in-common, agency or joint tenancy relationship between Borrower and Lender or Indemnitor and Lender, as the case may be, nor to grant to Lender any interest in the Property other than that of mortgagee or lender; it being the intent of the parties hereto that Lender shall not share in any loss whatsoever generated by the Property and that Lender shall have no control over the day-to-day management and operation of the Property.

         (w) Remedies of Borrower and Indemnitor. If Borrower or Indemnitor, as the case may be, shall seek the approval or consent of Lender under the Loan Document, which Loan Document expressly provides that Lender's approval shall not be unreasonably withheld, and Lender shall fail or refuse to give such consent or approval, the burden of proof as to whether or not Lender acted unreasonably shall be upon Borrower or Indemnitor, as the case may be. In addition thereto, in the event that a claim or adjudication is made that Lender has acted unreasonably or unreasonably delayed acting in any case where by law or under the Loan Document it has an obligation to act reasonably or promptly, Lender shall not be liable for any monetary damages, and Borrower's and Indemnitor's remedies shall be limited to injunctive relief or declaratory judgment.

         (x) Method of Payment. All amounts required to be paid by any party to the Loan Document to any other party shall be paid in such freely transferable legal tender of the United States of America at the time of payment, either by wire transfer or check (subject to collection).

         (y) Conflicts; Construction. In case of a conflict between any provision of the Loan Document and any provision of the other Loan Documents, the provision selected by Lender in its sole subjective discretion shall prevail and be controlling. The provisions of the Loan Document shall be liberally construed in favor of Lender.

         (z) True Copy. By executing the Loan Document, Borrower or Indemnitor, as the case may be, acknowledges that it has received a true copy of the Loan Document.

         (aa) Other Miscellaneous Provisions. With respect to the Loan Document:
(i) any act which Lender or Trustee, as the case may be, is permitted to perform thereunder may be performed at any time and from time to time by Lender or Trustee, as the case may be, or by any Person designated by Lender or Trustee, as the case may be, and (ii) each appointment of Lender as attorney-in-fact for Borrower or Indemnitor under such Loan Document shall be irrevocable and coupled with an interest.


                     ARTICLE XVI. STATE SPECIFIC PROVISIONS

         Section 16.1 Inconsistencies. In the event of any inconsistencies between the terms and conditions of this Article XVI and the other provisions of this Deed of Trust, the terms and conditions of this Article XVI shall control.

         Section 16.2 Mailing Addresses. The mailing addresses of the Trustor, Trustee and Beneficiary are the addresses for those parties set forth in the preamble of this Deed of Trust.

         Section 16.3 Community Facilities District. Without obtaining the prior written consent of Lender, Borrower shall not consent to, or vote in favor of, the inclusion of all or any part of the Property in any Community Facilities District formed pursuant to the Community Facilities District Act, A.R.S.
Section 48-701, et seq., as amended from time to time. Borrower shall immediately give notice to Lender of any notification or advice that Borrower may receive from any municipality or other third party of any intent or proposal to include all or any part of the Property in a Community Facilities District. Lender shall have the right to file a written objection to the inclusion of all or any part of the Property in a Community Facilities District, either in its own name or in the name of Borrower, and to appear at, and participate in, any hearing with respect to the formation of any such district.

         Section 16.4 Acceptance of Trust. The acceptance by Trustee of this Trust shall be evidenced when this Deed of Trust, duly executed and acknowledged, is made a public record as provided by law. The Trust created hereby is irrevocable by Borrower.

         Section 16.5 Conformity of Remedies; Mortgage. Any procedures or remedies provided herein shall be modified by and replaced with, where inconsistent with or required by, and procedures or requirements of the laws of the state in which the Property is located. In addition, should this instrument be or become ineffective as a Deed of Trust, then these presents shall be construed and enforced as a realty mortgage with the Borrower being the Mortgagor and Lender being the Mortgagee.




           [REMAINDER OF THIS PAGE HAS BEEN INTENTIONALLY LEFT BLANK]

         IN WITNESS WHEREOF, Borrower has duly executed this Deed of Trust the day and year first above written.


         Witness
         -------------------

                                      Sunrise Ridge, L.L.C.
                                      a Delaware limited liability company

                                      By: Sunrise Ridge Holding, Inc.
                                          a Delaware corporation
                                          Its Managing Member


                                      By: _____________________________
                                          Philip G. Kupperman
                                          Its President

STATE OF ARIZONA             )
                             )ss.
County of __________________ )

         The foregoing instrument was acknowledged before me this _____ day of ___________, 2003, by Philip G. Kupperman, the President of SUNRISE RIDGE HOLDING, INC., a Delaware corporation, Managing Member of SUNRISE RIDGE, L.L.C., a Delaware limited liability company, on behalf of that limited liability company.

         IN WITNESS WHEREOF, I hereunto set my hand and official seal.

                                            -------------------------
                                            Notary Public

My commission expires:

------------------------

                                    EXHIBIT A

                                Legal Description



                                                                 No. 630-4062774

PARCEL 1:

Lot 1 of Amendment Plat of INNISFREE TOWNHOUSES, according to the plat of record in the office of the County Recorder of Pima County, Arizona, in Book 45 of Maps, Page 3.

PARCEL 2:

Lot 126 of SKYLINE BEL AIR ESTATES, according to the plat of record in the office of the County Recorder of Pima County, Arizona, in Book 17 of Maps, Page 93;

EXCEPT therefrom any part of said Lot 126 lying within INNISFREE TOWNHOUSES, according to the plat of record in the office of the County Recorder of Pima County, Arizona, in Book 26 of Maps, Page 46;

TOGETHER WITH those portions of that certain alley as provided in Resolution and Order No. 1979-148 under Proceedings No. 2283, recorded as Docket 6155, Page 659.

  (Said property known as Assessor's Parcel Nos. ###-##-#### and 109-08-128E)



                                       A-1